                                  EXHIBIT 10.5

                              Erie Insurance Group

                          RETIREMENT PLAN FOR EMPLOYEES

               As Amended and Restated Effective December 31, 2000

                                TABLE OF CONTENTS

ARTICLE I - INTRODUCTION..................................................................................1
ARTICLE II - DEFINITIONS
       2.1   "Accrued Pension"............................................................................2
       2.2   "Actuary"....................................................................................2
       2.3   "Administrator"..............................................................................2
       2.4   "Affiliate"..................................................................................2
       2.5   "Anniversary Date"...........................................................................2
       2.6   "Annuity Starting Date"......................................................................2
       2.7   "Beneficiary"................................................................................3
       2.8   "Board of Directors" or "Board"..............................................................3
       2.9   "Code".......................................................................................3
       2.10  "Company"....................................................................................3
       2.11  "Compensation"...............................................................................3
       2.12  "Covered Employee"...........................................................................4
       2.13  "Credited Service"...........................................................................4
       2.14  "Date of Hire"...............................................................................4
       2.15  "Date of Severance"..........................................................................4
       2.16  "Earliest Retirement Age"....................................................................5
       2.17  "Effective Date".............................................................................5
       2.18  "Employee"...................................................................................5
       2.19  "Employer(s)"................................................................................5
       2.20  "ERISA"......................................................................................5
       2.21  "Final Average Earnings".....................................................................5
       2.22  "Highly Compensated".........................................................................5
       2.23  "Hour of Service"............................................................................6
       2.24  "Leased Employee"............................................................................7
       2.25  "Maternity or Paternity Absence".............................................................7
       2.26  "Normal Retirement Age"......................................................................8
       2.27  "Normal Retirement Date".....................................................................8
       2.28  "Participant"................................................................................8
       2.29  "Period of Severance"........................................................................8
       2.30  "Plan" or "Pension Plan".....................................................................8
       2.31  "Plan Year"..................................................................................8
       2.32  "Service"....................................................................................8
       2.33  "Social Security Covered Compensation".......................................................9
       2.34  "Test Compensation"..........................................................................9
       2.35  "Top Paid Group".............................................................................9
       2.36  "Total and Permanent Disability".............................................................10
       2.37  "Trust Agreement"............................................................................10
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
2.38 "Trustee"............................................................................................10
2.39 "Trust Fund" or "Fund"...............................................................................10

ARTICLE III - ADMINISTRATION OF THE PLAN
       3.1   Pension Administrator........................................................................11
       3.2   Powers.......................................................................................11
       3.3   Delegation of Duties.........................................................................13
       3.4   Administrator as Named Fiduciary.............................................................13
       3.5   Conclusiveness of Various Documents..........................................................13
       3.6   Actions to be Uniform........................................................................14
       3.7   Liability and Indemnification................................................................14
       3.8   Claims Review Procedure......................................................................14
       3.9   Waiver of Participation......................................................................16

ARTICLE IV - SERVICE PROVISIONS
       4.1   Service......................................................................................17
       4.2   Credited Service.............................................................................17
       4.3   Loss and Reinstatement of Service............................................................17
       4.4   Transfer to Other Employment.................................................................18
       4.5   Transfer From Other Employment...............................................................18

ARTICLE V - ELIGIBILITY FOR PENSIONS
       5.1   Normal Retirement............................................................................19
       5.2   Early Retirement.............................................................................19
       5.3   Disability Retirement........................................................................19
       5.4   Vesting......................................................................................20

ARTICLE VI - AMOUNT OF PENSION
       6.1   Normal Retirement Pension....................................................................21
       6.2   Early Retirement Pension.....................................................................21
       6.3   Disability Retirement Pension................................................................21
       6.4   Deferred Pension Upon Termination of Service.................................................22
       6.5   Increases in Pension for Certain Retired Participants........................................23
       6.6   Offset of Accruals by Plan Distributions.....................................................23
       6.7   Non-Duplication of Benefits..................................................................23
       6.8   Special Provisions Pertaining to Section 401(a)(17) Employees................................24

ARTICLE VII - COMMENCEMENT AND DURATION OF PENSIONS
       7.1   Normal and Early Retirement Pensions.........................................................25
       7.2   Disability Retirement Pension................................................................25
       7.3   Deferred Vested Pension......................................................................26
       7.4   Reemployment of a Retired Participant........................................................26
       7.5   Automatic Surviving Spouse's Pension.........................................................27
       7.6   Requirement for Spouse Consent...............................................................30
       7.7   Optional Forms of Pensions...................................................................30
       7.8   Payment of Small Pension.....................................................................32
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
       7.9   Repayment of Cashout on Reemployment.........................................................33
       7.10  Delay in Commencement of Pension Payments....................................................34
       7.11  Direct Rollover of Eligible Rollover Distributions...........................................35
       7.12  Change to Pension Payments in Connection with Qualifying Event...............................36

ARTICLE VIII - DEATH BENEFITS
       8.1   Death Prior to Retirement or Severance.......................................................41
       8.2   Death Prior to Commencement of Early or Disability Pensions..................................41
       8.3   Death Prior to Commencement of Vested Pensions...............................................42
       8.4   Effect of Valid 100% Joint and Survivor Election.............................................43
       8.5   Death On or After Annuity Starting Date......................................................43
       8.6   Death Benefit for Vested Participants Who Terminated
             After September 1, 1974 and Prior to August 23, 1984.........................................43

ARTICLE IX - TRUST FUND AND THE TRUSTEE
       9.1   Trust Fund...................................................................................45
       9.2   Irrevocability...............................................................................45
       9.3   Contributions by the Company.................................................................45
       9.4   Contributions by Participants................................................................46
       9.5   Benefits Payable Only From Trust Fund........................................................47
       9.6   Plan Expenses................................................................................47

ARTICLE X - BENEFIT LIMITATIONS
       10.1  Maximum Limitation Under Section 415(b) of the Code..........................................48
       10.2  Defined Benefit Plan and Defined Contribution Plan
             Combined Limitation..........................................................................51

ARTICLE XI - MISCELLANEOUS PROVISIONS
       11.1  Plan Non-Contractual.........................................................................53
       11.2  Non-Alienation of Retirement Rights or Benefits..............................................53
       11.3  Payment of Pension to Others.................................................................54
       11.4  Prohibition Against Reversion................................................................54
       11.5  Merger, Transfer of Assets or Liabilities....................................................54
       11.6  Actuarial Equivalence........................................................................55
       11.7  Change of Vesting Schedule...................................................................55
       11.8  Controlled Group.............................................................................56
       11.9  Severability.................................................................................56
       11.10 Employer Records.............................................................................56
       11.11 Application of Plan Provisions...............................................................56
       11.12 Missing Participants.........................................................................56
       11.13 IRC 414(u) Compliance Provision..............................................................57

ARTICLE XII - AMENDMENT AND TERMINATION
       12.1  Amendment and Termination of the Plan........................................................58
       12.2  Administration of the Plan in Case of Termination............................................58
       12.3  Internal Revenue Service Limitations.........................................................59
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
ARTICLE XIII - TOP-HEAVY PROVISIONS
       13.1  General......................................................................................60
       13.2  Definitions Relating to Top-Heavy Provisions.................................................60
       13.3  Top-Heavy Plan Vesting Requirements..........................................................62
       13.4  Top-Heavy Plan Minimum Benefit Requirements..................................................63
       13.5  Required Adjustments.........................................................................64
       13.6  Limited Application of this Article..........................................................65

ARTICLE XIV - JURISDICTION
       14.1  Jurisdiction.................................................................................66
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                              Erie Insurance Group

                          RETIREMENT PLAN FOR EMPLOYEES
                           Effective December 31, 1946

               As Amended and Restated Effective December 31, 2000

                                    ARTICLE I

                                  INTRODUCTION

      The Erie Insurance Group adopted a Retirement Plan, effective December 31,
1946. Such Plan, which has been heretofore amended from time to time by action of the Board of Directors in accordance with the provisions of the Plan, is herein amended and restated.

This amendment and restatement of the Plan shall constitute an amendment, restatement and continuation of the Plan. This amendment and restatement is generally effective December 31, 2000. However, certain provisions of this amendment and restatement are effective as of some other date. The provisions of this amendment and restatement with stated effective dates prior to December 31, 2000 shall be deemed to amend the corresponding provisions, if any, of the Plan as in effect before this amendment and restatement and all amendments thereto as of such dates. Events occurring before the applicable effective date of any provision of this amendment and restatement shall be governed by the applicable provision of the Plan as in effect on the date of the event. The object of the Plan is to provide retirement pensions for eligible employees.



                                       1
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                                   ARTICLE II

                                   DEFINITIONS

For the purposes of this Retirement Plan for Employees, the following words and phrases shall have the following meanings unless a different meaning is clearly required by the context. Any terms herein used in the masculine shall be read and construed in the feminine where they would so apply, and any terms used in the singular shall be read and construed in the plural if again so applicable.

2.1 "Accrued Pension" shall mean a pension amount determined with respect to a Participant in accordance with Section 6.2(a) of the Plan using the date of determination for the date of early retirement.

2.2 "Actuary" shall mean the actuary or firm of actuaries chosen by, but independent of the Company, who is, or in the case of a firm one or more of whose members is, an enrolled actuary under the provisions of Section
      3042 of the Employee Retirement Income Security Act of 1974.

2.3 "Administrator" shall mean the Pension Administrator appointed by the Board under the provisions of Article III of the Plan.

2.4 "Affiliate" means any other employer which, together with the Company, is a member of a controlled group of corporations or of a commonly controlled trade or business (as defined in Code Sections 414(b) and (c) and as modified, where appropriate, by Code Section 415(h)) or of an affiliated service group (as defined in Code Section 414(m)) or other organization described in Code Section 414(o). Each such Affiliate shall be treated as an Affiliate only during such period as it is or was an Affiliate as defined above.

2.5 "Anniversary Date" shall mean any December 31 occurring after the Effective Date.

2.6 "Annuity Starting Date" shall mean the first day of the first period for which an amount is received as an annuity (whether by reason of retirement or other termination of Service). A Participant whose benefit is suspended under any provision of the Plan shall be deemed not to have reached his Annuity Starting Date until such benefit again

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      becomes payable. The Annuity Starting Date for a benefit payable under
      Section 7.10 shall be the applicable date described therein.

2.7 "Beneficiary" shall mean any person who, by reason of a designation made by a Participant, is or will be entitled to receive any amount or benefit hereunder upon the death of such Participant.

2.8 "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

2.9   "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.10 "Company" shall mean Erie Indemnity Company, a corporation organized and existing under the laws of Pennsylvania.

2.11 "Compensation" for any period shall mean the aggregate amount of base salary received by a Covered Employee from the Employers during the period. For this purpose, "base salary" shall exclude overtime compensation, bonuses, and commissions, but shall include compensation excluded from W-2 income because of salary reduction agreements in connection with plans described in Section 125, 401(k), or, for periods on and after January 1, 2001, 132(f)(4) of the Code, or resulting from annuity or deferred compensation contracts. Effective for each Plan Year beginning on and after December 31, 1989, in no event shall the amount of Compensation taken into account under the Plan exceed the adjusted annual limitation permitted under Section 401(a)(17) of the Code for such Plan
      Year. Such adjusted annual limitation shall be, for each Plan Year beginning on and after December 31, 1989 and prior to December 31, 1994, $200,000 as adjusted for such year in the same manner as under Section
      415(d) of the Code and, for each Plan Year beginning on and after December
      31, 1994, $150,000 as adjusted for such year as provided under Section
      401(a)(17)(B) of the Code. However, with respect to the determination of a retirement pension or Accrued Pension for the 1993 Plan Year, the adjusted annual limitation for the 1993 Plan Year will be assumed to apply to all prior years.

      For Plan Years beginning before January 1, 1997, in determining the
      Compensation of a Covered Employee for purposes of the foregoing annual limitation, the rules aggregating certain family members (as set forth in Section 2.22) shall apply, except that in applying such rules, the term
      "family" shall include only the spouse of the

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      Covered Employee and any lineal descendent of the Covered Employee who has not attained age 19 before the end of the calendar year. If, as a result of the family aggregation rules, the adjusted annual limitation is exceeded, then the limitation shall be prorated among the family members in proportion to each individual's Compensation as determined under this paragraph without regard to the adjusted annual limitation.

2.12  "Covered Employee" shall mean any Employee of an Employer, excluding:

      (a) any such Employee whose employment is governed by the terms of a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining,

      (b) any such Employee who has voluntarily waived participation in the Plan, and

      (c)   any such Employee who is compensated on an hourly basis.

      Notwithstanding any provision of the Plan to the contrary, an individual who an Employer determines to be a contract employee, independent contractor, leased employee (including a Leased Employee as defined hereunder), leased owner, leased manager, shared employee or person working under a similar classification shall not become a Covered Employee hereunder, regardless of whether any such individual is ultimately determined to be a common law employee, unless and until the Employer shall otherwise determine.

2.13 "Credited Service" shall mean a Participant's service determined in accordance with Article IV hereof for the purpose of calculating the amount of benefit earned under the Plan.

2.14 "Date of Hire" shall mean the date on which an Employee first commences employment or reemployment and works at least one Hour of Service for an Employer or an Affiliate.

2.15 "Date of Severance" shall mean the earliest to occur of the following dates:

      (a)   date of retirement,

      (b)   date of voluntary employment termination,

      (c) date of discharge by an Employer unless he is subsequently reemployed and given pay back to the date of discharge,

      (d)   date of death,


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      (e)   the first anniversary of a date of absence from active employment for any other reason; provided, however, that the second anniversary of a date of absence from active employment shall be used for an
            Employee who is absent by reason of a Maternity or Paternity Absence which commenced on or after December 31, 1985, or who is absent by reason of Total and Permanent Disability.

      An Employee shall not incur a Date of Severance while he is in the active service of the United States Armed Forces if his reemployment rights are protected by law.

2.16 "Earliest Retirement Age" shall mean the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits in accordance with Section 5.1 or 5.2 hereof.

2.17  "Effective Date" shall mean December 31, 1946.

2.18 "Employee" shall mean any common-law employee of an Employer or an Affiliate; provided, however, that for purposes of Section 2.22;
      "Employee" shall include any self-employed individual performing services for an Employer or Affiliate who is treated as an employee under Section
      401(c)(1) of the Code.

2.19  "Employer(s)" shall mean the Company, Erie Family Life Insurance Company,
      Erie Insurance Exchange, Erie Insurance Company, EI Holding Corp., EI
      Service Corp., Erie Insurance Company of New York, Erie Insurance Property
      & Casualty Company, Flagship City Insurance Company and any other
      Affiliate which may adopt this Plan.

2.20 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

2.21 "Final Average Earnings" shall mean 1/36th of the aggregate Compensation received during the thirty-six consecutive calendar months as a Covered
      Employee which produces the greatest aggregate Compensation out of the one hundred twenty calendar month period ending on the earlier of the date on which the Participant retires or terminates employment with the Employers or the date on which the Participant is no longer considered a Covered
      Employee.

2.22  "Highly Compensated" shall mean, for years beginning on and after January
      1, 1997, any Employee who is a more than five percent (5%) owner of an Employer or both

                                       5
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      earned $80,000 or more in Test Compensation from the Employer in the prior
      Plan Year (the "lookback year") and was member of the Top Paid Group for such year; provided, however, that such $80,000 figure shall be adjusted for cost of living at the same time and in the same manner as determined under Code Section 415(d). For years beginning before January 1, 1997,
      "Highly Compensated" shall mean any Employee who meets any of the following requirements in either the lookback year or the current Plan
      Year (the "determination year"):

      (a)   is a more than five percent (5%) owner of an Employer;

      (b)   earns $75,000 or more in Test Compensation;

      (c)   earns $50,000 or more in Test Compensation and is member of the Top
            Paid Group;

      (d) is an officer of an Employer (as described in Section 416(i) of the Code) who earns Test Compensation of more than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for such year; or

      (e) is a former Employee who was Highly Compensated upon separation from service prior to the determination year, performs no service for an Employer during the determination year or was Highly Compensated at any time after age 55.

      In addition, the Test Compensation paid to any family member (spouse, lineal ascendant or descendent and their spouses) of a more than five percent owner or of one of the top 10 Highly Compensated Employees on the basis of Test Compensation, shall be aggregated with the Test Compensation of such Employee for the purposes of this definition. Notwithstanding the foregoing, an Employee will not be Highly Compensated for the current year merely by compensation or officer status, unless he is in the top 100
      Employees by Test Compensation. The amounts indicated in (b) and (c) above shall be adjusted for cost of living by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d). To the extent permitted under regulations and other guidance promulgated by the Internal Revenue Service, the Company may elect to determine the status of Highly Compensated Employees on a basis other than that provided above.

2.23  "Hour of Service" shall include the following:

      (a) each hour for which an Employee is directly or indirectly paid or entitled to payment from an Employer or an Affiliate as an Employee for the performance of duties during an applicable computation period (these hours must be credited

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
            to the Employee in the computation period during which the duties were performed and not when paid, if different); and

      (b) each hour for which back pay, irrespective of mitigation of damages, has been awarded or agreed to by an Employer or an Affiliate (these hours must be credited in the computation period or periods to which the award or agreement pertains rather than that in which the payment, award or agreement was made); and

      (c) each hour for which an Employee is directly or indirectly paid or entitled to payment from an Employer or an Affiliate for reasons, such as vacation, sickness or disability, other than for the performance of duties (these hours shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor regulations which are incorporated herein by reference).

2.24 "Leased Employee" shall mean any person (other than an Employee of an Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer
      (or for the Employer and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and, for periods before January 1, 1997, such services are of a type historically performed by employees in the business field of the Employer or, for periods on and after January 1, 1997, such services are performed under primary direction or control by the recipient. Except as provided below, any person satisfying the foregoing criteria shall be treated as an Employee. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer.

      Notwithstanding the foregoing, a Leased Employee shall not be considered an Employee of an Employer if: (i) such Leased Employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, (2) immediate participation, and (3) full and immediate vesting; and (ii) Leased
      Employees do not constitute more than 20 percent of the Employer's non-Highly Compensated workforce.

2.25 "Maternity or Paternity Absence" shall mean an absence from work by an Employee for any period:

      (a)   by reason of pregnancy of the Employee,


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      (b)   by reason of the birth of a child of the Employee,

      (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or

      (d) for purposes of caring for such child for a period immediately following such birth or placement.

      An absence will not be considered a "Maternity or Paternity Absence" unless the Employee provides the Administrator with such timely information as the Administrator may reasonably require to establish that the absence from work is for one of the four permitted reasons outlined above. Nothing in this Plan shall require an Employer to grant a paid leave of absence to any Employee.

2.26  "Normal Retirement Age" of a Participant shall be age 65.

2.27 "Normal Retirement Date" of a Participant shall be the first day of the month next following the month in which his sixty-fifth birthday occurs.

2.28  "Participant" shall mean any Covered Employee and any former Covered
      Employee who is entitled to, or who is receiving, a retirement benefit or deferred vested pension under the Plan.

2.29  "Period of Severance" shall mean the period of time between an Employee's
      Date of Severance and the date as of which he performs his first Hour of Service following reemployment.

2.30  "Plan" or "Pension Plan" shall mean this "Erie Insurance Group Retirement
      Plan for Employees" as herein set forth with all amendments, modifications and supplements hereafter made.

2.31 "Plan Year" shall mean any period of 12 consecutive calendar months next preceding an Anniversary Date of the Plan.

2.32  "Service" shall mean an Employee's service determined in accordance with
      Article IV hereof for the purposes of meeting the eligibility requirements for a benefit under the Plan.


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2.33  "Social Security Covered Compensation" shall mean, for any Plan Year, the average (without indexing) of the Social Security taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age (as such term is defined in Section
      10.1(a)(iv) hereof). In determining a Participant's Social Security
      Covered Compensation for a Plan Year, the Social Security taxable wage base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as in effect for the Plan Year for which the determination is being made. A Participant's Social Security Covered
      Compensation shall be automatically adjusted for each Plan Year in accordance with these provisions, up to and including the Plan Year in which the Participant attains Social Security Retirement Age.

2.34 "Test Compensation" shall mean, for any Plan Year, an Employee's compensation, reported under Sections 6041 and 6051 of the Code on Form
      W-2, as paid by the Company or other Employer for the calendar year ending with or within such Plan Year, including any amounts contributed pursuant to a salary reduction election on behalf of a Covered Employee to a plan described in Sections 125, 402(e)(3), 402(h)(1)(B), 403(b), 457(b) or, for
      periods on and after January 1, 2001, 132(f)(4) of the Code for the period in question. Test Compensation in any given year shall not exceed the adjusted annual limitation in effect for such year (as set forth in Section 2.11), provided that such limitation shall not be applied in determining the top 10 Highly Compensated Employees subject to family aggregation under the Plan (applicable to Plan Years beginning before January 1, 1997) and for purposes of determining the status of an Employee as a Highly Compensated Employee or Key Employee. To the extent permitted under regulations and other guidance promulgated by the Internal Revenue
      Service, the Company may elect to determine Test Compensation on a basis other than that provided above.

2.35 "Top Paid Group" means all active Employees who, as of a given year, are in the top twenty percent (20%) of the Company's work force on the basis of Test Compensation for such year, excluding the following:

      (a) employees who have not completed six (6) months of Service by the end of such year;

      (b) employees who work less than seventeen and one-half (17-1/2) hours per week for such year;

      (c) employees who normally do not work more than six (6) months in a year;


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      (d)   employees under age twenty-one (21) at the end of such year; and

      (e) non-resident aliens who received no U.S. - source income for such year.

      For purposes of this Section, the Company's work force shall include individuals employed by an Affiliate.

2.36 "Total and Permanent Disability" shall mean permanent incapacity resulting in the Participant being unable to engage in any gainful employment or occupation by reason of any medically demonstrable physical or mental condition, excluding, however, (a) incapacity contracted, suffered or incurred while the Participant was engaged in or which resulted from having engaged in a felonious enterprise; and (b) incapacity contracted, suffered or incurred in the employment of other than an Employer, including self-employment.

2.37 "Trust Agreement" shall mean the trust agreement between the Company and a Trustee as provided in Section 9.1, together with all amendments, modifications and supplements, thereto.

2.38  "Trustee" shall mean the Trustee or Trustees designated under a Trust
      Agreement including any successor or successors.

2.39 "Trust Fund" or "Fund" shall mean the retirement plan trust fund established by the Company in accordance with Article IX.


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                                   ARTICLE III

                           ADMINISTRATION OF THE PLAN

3.1   Pension Administrator

      The Plan shall be administered by a Pension Administrator (the
      "Administrator") who shall serve at the pleasure of the Board of Directors. Any individual serving as the Administrator may resign by delivering his written resignation to the Board. In the event of the death, resignation or removal of the Administrator, the Board shall fill the vacancy. In making the appointment, the Board shall not be limited to any particular group, and nothing herein contained shall be construed to prevent any Participant, director, officer, employee or shareholder of the Employers from serving as the Administrator. The Administrator will not be compensated from the Trust Fund for services performed in such capacity, but the Company or Fund will reimburse such individual for expenses reasonably incurred by him in such capacity. If the Board does not appoint any individuals to the Administrator, then the Company shall act as the Administrator.

      Appointment by the Board shall be evidenced by a certified copy of the resolution of the Board making such appointment, and copies of such certified resolution shall be delivered to the Trustee and to such other persons as may require such notice.

3.2   Powers

      The Administrator will have full power to administer the Plan in all of its details, subject, however, to the requirements of ERISA. This power shall include having the sole and absolute discretion to interpret and apply the provisions of the Plan to determine the rights and status hereunder of any individual, to decide disputes arising under the Plan, and to make any determinations and findings of fact with respect to benefits payable hereunder and the persons entitled thereto as may be required for any purpose under the Plan. Without limiting the generality of the above, the Administrator is granted the following authority which it shall discharge in its sole and absolute discretion in accordance with Plan provisions as interpreted by the Administrator:

      (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan, including the modification of the claims procedure under Section 3.8 in accordance with any regulations issued under Section 503 of ERISA.

      (b)   To interpret the Plan.


                                       11

      (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan, his period of participation and/or service under the Plan, his date of birth, his eligibility to accrue a benefit under the Plan and to receive a distribution from the Plan.

      (d) To compute the amount of benefits which will be payable to any Participant or other person in accordance with the provisions of the Plan, and to determine the identity of the person or persons to whom such benefits will be paid.

      (e) To authorize the payment of Plan benefits and to direct cessation of benefit payments.

      (f) To appoint one or more investment managers to manage the investment and reinvestment of the Fund and to enter into management contracts on behalf of the Company with respect to such appointments. Unless and until the Administrator appoints an investment manager with respect to all or a specific portion of the Fund, the Trustee shall have exclusive authority to manage and control all or such portion of the Fund.

      (g) To appoint, employ or engage such other agents, counsel accountants, consultants and actuaries as may be required to assist in administering the Plan.

      (h) To establish procedures to determine whether a domestic relations order is a qualified domestic relations order within the meaning of
            Section 414(p) of the Code, to determine under such procedures whether a domestic relations order is a qualified domestic relations order and whether a putative alternate payee otherwise qualifies for benefits hereunder, to inform the parties to the order as to the effect of the order, and to direct the Trustee to hold in escrow or pay any amounts so directed to be held or paid by the order.

      (i)   To determine whether the Plan has incurred a partial termination.

      (j) To obtain from the Employers, Employees, Participants, spouses and Beneficiaries such information as shall be necessary for the proper administration of the Plan.

      (k) To perform all reporting and disclosure requirements imposed upon the Plan by ERISA, the Code or any other lawful authority.

      (l) To take such steps as it, in its discretion, considers necessary and/or appropriate to remedy any inequity under the Plan that results from incorrect information received or communicated or as the consequence of administrative error.

      (m) To correct any defect, reconcile any inconsistency or supply any omission under the Plan.

      (n)   To delegate its powers and duties to others in accordance with
            Section 3.3.

      (o) To exercise such other authority and responsibility as is specifically assigned to it under the terms of the Plan and to perform any other acts necessary to the performance of its powers and duties.

      The Administrator at its discretion may either request the Company or direct the Fund to pay for any or all services rendered by the Trustee and by persons appointed, employed or engaged under Section 3.2(f) or (g) or under the terms of the Trust Agreement.

      The Administrator's interpretations, decisions, computations and determinations under this Section 3.2 which are made in good faith will be final and conclusive upon the Employers, all Participants and all other persons concerned. Any action taken by the Administrator with respect to the rights or benefits of any person under the Plan shall be revocable by the Administrator as to payments or distributions not theretofore made, pursuant to such action, from the Trust Fund; and appropriate adjustments may be made in future payments or distributions to a Participant or Beneficiary to offset any excess payment or underpayment previously made to such Participant or Beneficiary from the Trust Fund. No ruling or decision of the Administrator in any one case shall create a basis for a retroactive adjustment in any other case prior to the date of written filing of each specific claim.

3.3   Delegation of Duties

      The Administrator may, from time to time, designate any individual to carry out any of the responsibilities of the Administrator other than the appointment of an investment manager(s). The individual so designated will have full authority or such limited authority as the Administrator may specify, to take such actions as are necessary or appropriate to carry out the responsibilities assigned by the Administrator.

3.4   Administrator as Named Fiduciary

      The Administrator will be a "named fiduciary" for purposes of section 402(a)(1) of ERISA with authority to control and manage the operation and administration of the Plan.

3.5   Conclusiveness of Various Documents

      The Administrator and the Company and its directors and officers will be entitled to rely upon all tables, valuations, certificates and reports furnished by any actuary, accountant, counsel or other expert appointed, employed or engaged by the Administrator or the Company.

3.6   Actions to be Uniform

      Any discretionary actions to be taken under the Plan by the Administrator will be nondiscriminatory and uniform with respect to all persons similarly situated.

3.7   Liability and Indemnification

      To the full extent allowed by law, the Administrator shall not incur any liability to any Participant or Beneficiary, or to any other person, by reason of any act or failure to act on the part of the Administrator if such act or omission is not the result of the Administrator's gross negligence, willful misconduct or exercise of bad faith. To the full extent allowed by law, the Company agrees to indemnify the Administrator against all liability and expenses (including reasonable attorney's fees and other reasonable expenses) occasioned by any act or omission to act if such act or omission is not the result of the Administrator's gross negligence, willful misconduct or exercise of bad faith. Neither this
      Section 3.7 nor any other provision of this Plan shall be applied to invalidate, modify, or limit in any respect any contract, agreement, or arrangement for indemnifying or insuring the Administrator against, or otherwise limiting, such liability or expense, or for settlement of such liability, to the extent such contract, agreement, or arrangement is not precluded by the terms of Section 410 of ERISA.

3.8   Claims Review Procedure.

      The Administrator shall be responsible for the claims procedure under the Plan. An application for a retirement benefit or other benefit under the Plan shall be considered a claim for purposes of this Section 3.8.

      (a) Original Claim. In the event a claim of any Participant, Beneficiary, alternate payee, or other person (hereinafter referred to in this Section as the "Claimant") for a benefit is partially or completely denied, the Administrator shall give, within ninety (90) days after receipt of the claim (or if special circumstances, made known to the Claimant, require an extension of time for processing the claim, within one hundred eighty (180) days after receipt of the claim), written notice of such denial to the Claimant. Such notice shall set forth, in a manner calculated to be understood by the Claimant, the specific reason or reasons for the denial (with reference to pertinent Plan provisions upon which the denial is based); an explanation of additional material or information, if any, necessary for the Claimant to perfect the claim; a statement of why the material or information is necessary; on and after January 1, 2002, a statement of the Claimant's right to bring a civil action under
            Section 502(a) of ERISA; and an explanation of the Plan's claims review procedure, including the time limits applicable to such procedure. If the notice of denial is not furnished within the required time period specified above, the claim shall be deemed to be denied and the Claimant shall be permitted to proceed to the review stage described in paragraph (b).

      (b)   Review of Denied Claim.

            (i) A Claimant whose claim is partially or completely denied shall have the right to request a full and fair review of the denial by a written request delivered to the Administrator within sixty (60) days of receipt of the written notice of claim denial (or sixty (60) days after the date on which the claim is deemed denied under paragraph (a) above), or within such longer time as the Administrator, under uniform rules, determines. In such review, the Claimant or his duly authorized representative shall have the right to review, upon request and free of charge, all documents, records or other information relevant to the claim and to submit any written comments, documents, or records relating to the claim to the Administrator.

            (ii) The Administrator, within sixty (60) days after the request for review, or in special circumstances, such as where the Administrator in its sole discretion holds a hearing, within one hundred twenty (120) days of the request for review, will submit its decision in writing. Such decision shall take into account all comments, documents, records and other information properly submitted by the Claimant, whether or not such information was considered in the original claim determination. The decision on review will be binding on all parties, will be written in a manner calculated to be understood by the Claimant, will contain specific reasons for the decision and specific references to the pertinent Plan provisions upon which the decision is based, will indicate that the Claimant may review, upon request and free of charge, all documents, records or other information relevant to the claim and on and after January 1, 2002, will contain a statement of the Claimant's right to bring a civil action under Section 502(a) of ERISA. If no decision is made within the time period specified above, the claim shall be deemed to be denied on review.

            (iii) If a Claimant fails to file a claim or request for review in the manner and in accordance with the time limitations specified herein, such claim or request for review shall be waived, and the Claimant shall thereafter be barred from again asserting such claim.

      (c) Determination by the Committee Conclusive. The Administrator's determination of factual matter relating to Participants, Beneficiaries and alternate payees including, without limitation, a Participant's Credited Service, Service and any other factual matters, shall be conclusive. The Administrator and the Company and its respective officers and directors shall be entitled to rely upon all tables, valuations, certificates and reports furnished by an actuary, any accountant for the Plan, the Trustee or any investment managers and upon opinions given by any legal counsel for the Plan insofar as such reliance is consistent with ERISA. The actuary, the Trustee and other service providers may act and rely upon all information reported to them by the Administrator and/or the Company and need not inquire into the accuracy thereof nor shall be charged with any notice to the contrary.

3.9   Waiver of Participation

      It is the purpose of this Plan to provide for the accrual of retirement benefits for all Covered Employees. Notwithstanding the foregoing, any Covered Employee may waive participation in this Plan by executing a Waiver of Participation on a form provided by the Administrator for such purpose. Any Waiver of Participation shall be effective for the Plan Year in which it is executed and shall be irrevocable. During any Plan Year for which a Waiver of Participation is in effect, no Service, Credited Service or Compensation shall be recognized under the Plan for the Covered Employee.

                                   ARTICLE IV

                               SERVICE PROVISIONS

4.1   Service

      Service shall be used to determine a Participant's vested rights under the Plan. An Employee shall receive Service for the period of time between his Date of Hire and his Date of Severance, provided that no Service shall be received for the period of continued absence between the first and second anniversary of the date of first absence from work by reason of a Maternity or Paternity Absence. Service shall be counted for full years only. Service shall include any prior periods of Service that are reinstated in accordance with Section 4.3 below. Service shall include any Period of Severance which has continued for less than one year.

      Notwithstanding the foregoing, Service (but not Credited Service) shall include periods of absence granted under The Family and Medical Leave Act of 1993, to the extent of the minimum service credit required by said Act.

4.2   Credited Service

      Credited Service shall be used to compute the amount of a Participant's benefit and to determine a Participant's eligibility for an early retirement and a disability retirement under the Plan. Credited Service shall be based on Service but shall not include (i) any period of Service in which a Participant is not a Covered Employee, and (ii) any Period of Severance; provided, however, that a Participant's Credited Service shall include that Credited Service accumulated during the period in which the Participant is eligible for a disability retirement pension (as determined under Sections 5.3, 6.3 and 7.2 hereof). Solely for purposes of computing the amount of a Participant's benefit under Section 6.1 and subject to the foregoing provisions of this Section, Credited Service shall include a year of credit for any fraction of a year of Service.

4.3   Loss and Reinstatement of Service

      In the event a Participant incurs a Date of Severance prior to his becoming eligible for a retirement benefit or deferred vested pension under the Plan, he shall be deemed to receive a distribution equal to the actuarial equivalent value of the entire vested pension earned through his Date of Severance. In such a case, the Participant shall lose his Service and Credited Service and his Accrued Pension shall be forfeited as of such date of deemed distribution. If subsequently reemployed as a Covered Employee, a

      Participant shall, after again completing one year of Service, be considered a Plan Participant retroactively as of such date of reemployment and have his forfeited Service, Credited Service and Accrued Pension reinstated if his last Period of Severance is less than the greater of:

      (a)   five years, or

      (b) the Participant's forfeited Service (including any periods of Service previously reinstated under the provisions of this Section
            4.3 or its predecessor).

4.4   Transfer To Other Employment

      Upon the transfer of a Participant covered by the Plan to other employment with an Employer or Affiliate whereby he ceases to be a Covered Employee hereunder, his Accrued Pension based on his Credited Service and Final Average Earnings as of the transfer date shall be frozen and Credited Service shall cease to accrue for purposes of the Plan. In the event such Participant remains in the employment of an Employer until such time as, except for such transfer, he would have met the age, service and/or other eligibility requirements for any pension under the Plan, such frozen Accrued Pension shall become payable in accordance with the appropriate provisions of the Plan as in effect on the date of transfer.

4.5   Transfer From Other Employment

      Upon transfer or retransfer of an individual from other employment with an Employer or Affiliate such that the individual becomes a Covered Employee hereunder, his years of Service as otherwise computed under this Article IV will include the period of his employment with an Employer or Affiliate prior to such transfer or retransfer for the purpose of meeting the vesting requirements under this Plan; provided, however, that only years of Credited Service acquired while employed as a Covered Employee covered under this Plan shall be used to compute the amount of any pension under this Plan.

                                    ARTICLE V

                            ELIGIBILITY FOR PENSIONS

5.1   Normal Retirement

      A Participant whose employment with an Employer and all Affiliates is terminated when or after he attains Normal Retirement Age shall be eligible for a normal retirement pension in the amount as provided in
      Section 6.1 hereof. A Participant's right to his normal retirement pension shall be nonforfeitable upon the attainment of his Normal Retirement Age provided he is an Employee on such date. A Participant continuing in employment with an Employer after his Normal Retirement Date in a capacity such that he completes 40 or more Hours of Service per month will be provided with a notice incorporating the substance of the notification described in Section 2530.203-3(b)(4) of the Code of Federal Regulations. Such notice shall include a statement that the Participant's pension will be suspended and permanently withheld for months in which he completes 40 or more Hours of Service. Any benefit accrual earned by a Participant for any given Plan Year ending on or after the date on which the Participant attains Normal Retirement Age shall be reduced (but not below zero) by the amount of any actuarial adjustment which may be required in connection with a delay in payment of a Participant's normal retirement benefit or the suspension of benefits otherwise payable after the Participant attains Normal Retirement Age.

5.2   Early Retirement

      A Participant with 15 or more years of Credited Service whose employment with an Employer and all Affiliates is terminated when or after he reaches the age of 55 but prior to the attainment of age 65, shall be eligible for an early retirement pension in the amount as provided in Section 6.2 hereof.

5.3   Disability Retirement

      A Participant whose status as a Covered Employee is terminated due to his Total and Permanent Disability after 15 or more years of Credited Service and prior to the attainment of age 65, and who is eligible for and receiving disability benefits under the Erie Insurance Group Long Term Disability Plan shall be eligible for a disability retirement pension in an amount as provided in Section 6.3 hereof beginning at his Normal Retirement Date providing he remains Totally and Permanently Disabled up to his Normal Retirement Date.

5.4   Vesting

      A Participant with 5 years or more of Service and whose employment with an Employer and all Affiliates is terminated at a time when he is ineligible for any retirement pension under the Plan shall be eligible for a deferred vested pension as computed under Section 6.4.

      If a Participant is reemployed as a Covered Employee by an Employer after having qualified for a deferred vested pension in accordance with this
      Section 5.4, such Participant shall retain his right to receive such deferred vested pension and he shall be reinstated with the Service and Credited Service to which he was entitled at the time of his prior termination of employment. Any benefits to which the Participant may be entitled upon his subsequent retirement or termination of employment shall be reduced actuarially, as provided in Section 7.4, to reflect any deferred vested pension benefits paid prior to reemployment.

                                   ARTICLE VI

                               AMOUNT OF PENSIONS

6.1   Normal Retirement Pension

      Subject to the provisions of Section 7.1 and Article X, the monthly pension of a Participant who is eligible for a normal retirement pension under the provisions of Section 5.1 (as stated in the form of a life annuity) shall be one-twelfth (1/12) of the result obtained by multiplying the sum of (a) and (b) by (c), where:

      (a) equals 1.0% of the Participant's Final Average Earnings not in excess of Social Security Covered Compensation;

      (b) equals 1.5% of the Participant's Final Average Earnings in excess of Social Security Covered Compensation; and

      (c)   equals the Participant's Credited Service not in excess of 30 years.

      In no event shall the overall permitted disparity limits of Section 1.401(l)-5 of the Income Tax Regulations be exceeded.

6.2   Early Retirement Pension

      Subject to the provisions of Section 7.1 and Article X, the monthly early retirement pension of a Participant eligible for an early retirement pension under the provisions of Section 5.2 shall be, at the option of the Participant, either (a) or (b) as set forth below:


      (a) A deferred pension, commencing as of the Participant's Normal Retirement Date, equal to the amount of pension, determined under
            Section 6.1, to which he is entitled based upon his Credited Service and Final Average Earnings as of his date of early retirement and the level of Social Security Covered Compensation in effect on such date.

      (b) An immediate pension, commencing as of the month following the month in which such Participant retires early, determined as provided in
            (a) above, but reduced by 1/4 of 1 percent for each complete calendar month up to 60 such months and by 3/8ths of 1 percent for each complete calendar month in excess of 60 months, by which his early retirement pension commencement date precedes his Normal Retirement Date.

6.3   Disability Retirement Pension

      Subject to the provisions of Section 7.2 and Article X, a Participant eligible for disability benefits under the provisions of Section 5.3 and under Title II of the Social Security Act shall receive a disability retirement pension beginning as of his Normal

      Retirement Date. Such disability retirement pension shall be in an amount determined in accordance with Section 6.1 assuming that:

      (a) service and Credited Service are granted for each calendar year (and part thereof) during which he continues to be Totally and Permanently Disabled and to qualify for Social Security disability benefits, and

      (b) his Compensation during his last full calendar year before his termination due to disability continues unchanged from the calendar year including his date of disability to the calendar year including his Normal Retirement Date, and

      (c) his Social Security Covered Compensation is based on the level in effect at the time he becomes disabled.

6.4   Deferred Pension Upon Termination of Service

      Subject to the provisions of Section 7.3 and Article X, the monthly pension, commencing as of Normal Retirement Date, of a former Covered Employee whose employment with an Employer and Affiliates has terminated after he has become eligible for a deferred vested pension in accordance with Section 5.4, shall be equal to the pension such Participant would have been entitled to under Section 6.2(a) as of his termination of employment, multiplied by a vesting percentage determined in accordance with the table immediately below:

Years of Service                   Vesting Percentage
----------------                   ------------------
Less than 5                                    0%
5 or more                                    100%

      Except as otherwise provided under Section 8.1, any Participant having less than five years of Service at the time of his death or other termination of employment with the Employers or an Affiliate shall have no vested rights under this Plan and neither he nor his spouse or Beneficiary shall be entitled to any benefits under this Plan.

      A former Covered Employee who is eligible for a deferred vested pension and who is credited with 15 or more years of Credited Service may elect (by written application) to commence his deferred vested pension in a reduced amount at any time between the ages of 55 and 65, in which case the monthly pension amount as determined above shall be reduced in accordance with the provisions of subsection (b) of Section 6.2 based on the number of months that his Annuity Starting Date precedes his Normal Retirement Date.

6.5   Increase in Pension for Certain Retired Participants

      (a) Notwithstanding the foregoing provisions of this Article VI and effective for Plan payments made on or after January 1, 1996, the monthly pension payable to a Qualified Pensioner (or to the Beneficiary of a Qualified Pensioner) shall be increased by the greater of five percent (5%) or twenty dollars ($20.00). For purposes of this subsection (a), a "Qualified Pensioner" means a Participant who retired under the normal retirement, early retirement, or disability retirement provisions of the Plan prior to January 1, 1994.

      (b) Notwithstanding the foregoing provisions of this Article VI and effective for Plan payments made on or after January 1, 1999, the monthly pension payable to a Qualified Pensioner (or to the Beneficiary of a Qualified Pensioner) shall be increased by the greater of four percent (4%) or fifteen dollars ($15.00). For purposes of this subsection (b), a "Qualified Pensioner" means a Participant who retired under the normal retirement, early retirement, or disability retirement provisions of the Plan and commenced Plan payment prior to January 1, 1997.

6.6   Offset of Accruals by Plan Distributions

      In the event distribution of benefits commence to an employed Participant pursuant to Section 7.10 or for any other reason after the employed Participant has attained his Normal Retirement Age, any increase in the Participant's monthly benefit which accrues in any Plan Year in which such distribution is made shall be reduced (but not below zero) by the Actuarial Equivalent of total Plan benefit distributions made to such Participant by the close of such Plan Year.

6.7   Non-Duplication of Benefits

      (a) There shall be no duplication of any retirement benefit or deferred vested pension benefit payable under this Plan, and any pension or retirement benefit payable under any other qualified defined benefit pension, retirement, or similar plan to which an Employer or predecessor Employer of the particular Participant has contributed, based upon the same period of service. Unless such other benefits are clearly intended to be in addition to benefits under this Plan, the Administrator shall make or cause to be made appropriate adjustments in the retirement benefit or deferred vested pension benefit payable under this Plan in respect to any Participant to carry out the provisions of this paragraph.

      (b) No benefit shall be payable to any Participant under more than one Section of the Plan for the same period of time. No retirement benefit or deferred vested pension benefit shall be paid to any Participant while he is receiving benefits under a long-term disability benefit contract or plan to which an Employer or Affiliate has contributed.

6.8   Special Provisions Pertaining to Section 401(a)(17) Employees

      Unless otherwise provided under the Plan, the Accrued Pension of each
      Section 401(a)(17) Employee (as hereinafter defined) will be the greater of the Accrued Pension determined for such Employee under (a) or (b) below:

      (a) The Employee's Accrued Pension determined with respect to the benefit formula applicable for the Plan Year beginning on or after December 31, 1994, as applied to the Employee's total years of service taken into account under the Plan for the purpose of benefit accruals; or

      (b) The sum of: (i) the Employee's Accrued Pension as of the last day of the last Plan Year beginning before December 31, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Income Tax Regulations, and (ii) the Employee's Accrued Pension determined under the benefit formula applicable for the Plan Years beginning on and after December 31, 1994, as applied to the Employee's years of service credited for Plan Years beginning on and after December 31, 1994, for purposes of benefit accruals.

      A "Section 401(a)(17) Employee" means a Covered Employee whose current Accrued Pension as of a date on or after the first day of the first Plan Year beginning on or after December 31, 1994, is based on Compensation for a year beginning on or after December 31, 1994, that exceeded $150,000.

                                   ARTICLE VII

                      COMMENCEMENT AND DURATION OF PENSIONS

7.1   Normal and Early Retirement Pensions

      Any normal or early retirement pension shall be payable to a retired Participant who has applied therefor in accordance with the rules established by the Administrator, commencing as of the first day of the month next following the date as of which he retires (or, if later, commencing as of the first day of the month next following the date as of which such application was made), and shall be payable monthly for the remaining life of such retired Participant. The last payment to the retired Participant under this form shall be for the month in which the death of such retired Participant occurs. However, if the retired Participant duly accepted the Automatic Surviving Spouse's Pension as set forth in Section 7.5 or elected an optional form of pension in Section 7.7 and is receiving his retirement pension pursuant to such election, then any pension payments to him and his surviving spouse or Beneficiary shall be as set forth in Section 7.5 or 7.7, whichever applicable.

7.2   Disability Retirement Pension

      A disability retirement pension shall be payable to a disabled Participant who has applied therefor in accordance with the rules established by the Administrator, commencing as of the Participant's Normal Retirement Date (or, if later, commencing as of the first day of the month next following the date as of which such application was made), provided the Participant has remained continuously disabled (within the meaning of Section 5.3) up to his Normal Retirement Date.

      To ascertain whether a Participant retains his eligibility for a disability retirement pension up to his Normal Retirement Date, he may be required by the Administrator to submit to a medical examination at any time prior to age 65, but not more often than semi-annually. If it is determined by the Administrator that he is no longer totally and permanently disabled on the basis of such an examination, or that he has engaged or is engaging in gainful employment (except for purposes of rehabilitation approved by the Administrator), or that prior to age 65 he ceases to be eligible for disability benefits under the Social Security Act, then his eligibility for a disability retirement pension will end and, if reemployed, his Credited Service accumulated to that time shall be reinstated. If such retired Participant is not reemployed by an Employer upon the termination of such disability, he shall be entitled to such pension as may be available to him under Article V based on his then current age and Credited Service.

      In the event a person eligible for a disability retirement pension refuses to submit to a medical examination as required by the Administrator, all his rights to a disability retirement pension hereunder shall cease until he submits to such examination.

      Any disability pension shall be payable monthly for the remaining life of such retired Participant. The last payment to the retired Participant under this form shall be for the month in which the death of such retired Participant occurs. However, if the Participant duly accepted the Automatic Surviving Spouse's Pension as set forth in Section 7.5 or elected an optional form of pension in Section 7.7 and is receiving his retirement pension pursuant to such election, then any pension payments to him and his surviving spouse or Beneficiary shall be as set forth in
      Section 7.5 or 7.7, whichever applicable.

7.3   Deferred Vested Pension

      A deferred vested pension shall be payable to a Participant who has met the criteria provided in Section 5.4, commencing as of the Participant's Normal Retirement Date (or, if later, commencing as of the first day of the month next following the month proper application is made therefor), or, if the Participant has at least 15 years of Credited Service as of his termination of employment, commencing as of the first day of any month between the ages of 55 and 65 in accordance with an eligible Participant's election to receive a reduced amount under the provisions of Section 6.4. A deferred vested pension shall be payable monthly for the remaining life of the Participant. The last payment to the Participant under this form shall be for the month in which the death of such Participant occurs. However, if the Participant duly elected the Automatic Surviving Spouse's Pension as set forth in Section 7.5 or elected an optional form of pension in Section 7.7 and is receiving his deferred vested pension pursuant to such election, then any pension payments to him and his surviving spouse or Beneficiary shall be as set forth in Section 7.5 or 7.7, whichever applicable.

7.4   Reemployment of a Retired Participant

      The pension payable to any Participant receiving retirement benefits or deferred vested pension benefits shall cease and be permanently withheld if and when such Participant is reemployed by an Employer; provided, however, that no pension shall be withheld by the Plan pursuant to this
      Section 7.4 for any month during which such reemployed

      Participant has been employed in a classification which is not covered under the Plan or during which such Participant fails to complete 40 or more Hours of Service. In addition, no payment shall be withheld by the Plan pursuant to this Section 7.4 unless the Plan notifies the reemployed Participant by personal delivery or first class mail during the first calendar month in which the Plan withholds payments that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In addition, the suspension notification shall inform the reemployed Participant of the Company's procedure for affording a review of the suspension of benefits.

      The retirement or deferred vested pension shall resume with the month following subsequent retirement or termination of employment. Any retirement or deferred vested pension payable upon such subsequent retirement or termination shall be determined as provided in Article VI on the basis of the Participant's Credited Service at the time of his previous retirement or termination, plus his Credited Service as a Participant during his period of reemployment; provided, however, that such retirement or deferred vested pension shall be reduced by the actuarial equivalent of the retirement or deferred vested pension benefits, if any, that the Participant received prior to his reemployment. Notwithstanding the foregoing, in no event shall a Participant's retirement or deferred vested pension payable following his subsequent retirement or termination be less than that retirement or deferred vested pension payable to the Participant prior to his reemployment. In the determination of the Final Average Earnings of a Participant who is reemployed and who again becomes an active Participant, the thirty-six month period to be considered shall be the number of months in such period of reemployment prior to his subsequent date of retirement or termination, plus such number of months immediately prior to his earlier retirement or termination as shall total thirty-six months; provided that Final Average Earnings shall in no case be diminished as a result of such period of reemployment.

7.5   Automatic Surviving Spouse's Pension

      A married Participant who is eligible to commence payments pursuant to the normal, early or disability retirement provisions of the Plan or pursuant to the deferred vested pension provisions of the Plan and whose benefit may not be paid under the provisions of Section 7.8 shall automatically be deemed to have elected, at the commencement dates otherwise specified herein, an immediate monthly pension during his lifetime with the provision that, following his death, a monthly survivor's pension equal to 50 percent of his reduced pension shall be payable to his surviving spouse during the further lifetime of the spouse (the "Automatic Surviving Spouse's Pension"). Such pension shall be actuarially equivalent to an immediate single life annuity. The automatic election provided in this Section 7.5 shall become effective as of the Participant's Annuity Starting Date; provided, however, that such automatic election shall become effective only after the Participant and his surviving spouse have been married for at least one year.

      Notwithstanding the foregoing, if the Participant and his designated spouse have not been married for at least one year as of the Participant's Annuity Starting Date, the Automatic Surviving Spouse's Pension hereunder shall nonetheless take effect, provided that, in the event the Participant and his designated spouse do not remain married for a period of at least one year the Plan shall treat the Participant as not having been married on the Annuity Starting Date with the result that no survivor pension shall be payable to the spouse (absent a Qualified Domestic Relations Order to the contrary) and no retroactive correction shall be made to the benefit payable to the Participant.

      An unmarried Participant who retires pursuant to the normal, early or disability retirement provisions of the Plan or pursuant to the deferred vested pension provisions of the Plan and whose benefit may not be paid under the provisions of Section 7.8 shall automatically be deemed to have elected a monthly pension payable for his lifetime.

      A Participant may prevent the automatic election provided in this Section
      7.5 at any time within the "applicable election period" (as hereafter defined) by executing a specific written rejection of such an election on a form approved by the Administrator and filing it with the Administrator; provided that such rejection shall not take effect unless the Participant's spouse, if applicable, consents to such rejection in accordance with Section 7.6 of the Plan. Any election to revoke the Automatic Surviving Spouse's Pension and any spouse's consent thereto must specify the particular optional form of benefit elected by the Participant and, if applicable, must state the specific non-spouse Beneficiary or Beneficiaries (including any class of Beneficiaries or any contingent Beneficiaries) who may be entitled to any benefits upon the Participant's death. Any subsequent change in optional form of benefit or in a non-spouse Beneficiary selected shall be valid only if accompanied by the written and witnessed consent of the Participant's spouse in the manner described in Section 7.6.

      During the period beginning no more than 90 days and ending no less than 30 days prior to the Participant's Annuity Starting Date, the Administrator shall furnish to the Participant a written general description of the automatic election provided in this Section 7.5. The general description shall include a written explanation of the Participant's and spouse's rights under the Automatic Surviving Spouse's Pension, including the availability and effect of the election to reject the Automatic Surviving Spouse's Pension. Such description shall also provide information as to the material features of the optional forms of benefit as well as a brief explanation of their relative values as compared to the Automatic Surviving Spouse's Pension. In addition, in the event the Participant's Annuity Starting Date is prior to his attainment of Normal Retirement Age, such description shall inform the Participant of his right to defer receipt of the Plan distribution. A Participant may make and revoke his written rejection of an Automatic Surviving Spouse's Option at any time and any number of times within the "applicable election period". The "applicable election period" shall commence 90 days prior to the Participant's Annuity Starting Date and shall end on the Participant's Annuity Starting Date. Notwithstanding the foregoing, effective on and after January 1, 1997, the written description identified in this paragraph may be provided after the Participant's Annuity Starting Date provided the Participant has at least 30 days following distribution of the written description to reject the Automatic Surviving Spouse's Pension and elect another form of payment permitted under the Plan. Distribution to the Participant may commence after seven days have elapsed from the date the Administrator provides the written description provided that the Participant has received information that clearly indicates his right to at least 30 days to consider the contents of the description, the Participant affirmatively elects distribution and any required spousal consent is satisfied.

      A Participant who retires pursuant to the normal, early or disability retirement provisions of the Plan or pursuant to the deferred vested pension provisions of the Plan and who is entitled, under such provisions, to a pension with a lump sum actuarial equivalent value not in excess of $5,000 (or for distributions prior to December 31, 2001 was not in excess of $3,500 at the time of that distribution or any prior distribution) shall receive his pension in accordance with Section 7.8 hereof.

7.6   Requirement for Spouse Consent

      Any election of a married Participant under Sections 7.5 and 7.7 (other than an election to revoke a rejection of the Automatic Surviving Spouse's Pension under Section 7.5) shall require the consent of the Participant's spouse unless it is established to the satisfaction of the Administrator that the consent required under this Section 7.6 may not be obtained:

            (i) because there is no spouse or because the spouse cannot be located,

            (ii)  because the Participant is legally separated from the spouse,

            (iii) because the Participant has been abandoned by his spouse
                  (within the meaning of local law) and such Participant has a court order to that effect, or

            (iv) because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

      Any consent by a spouse shall be in writing acknowledging the effect of such election or revocation and witnessed by a notary public or such Plan representatives as may be designated for this purpose by the Administrator. Any spouse's consent (or establishment that the spouse's consent may not be obtained) shall be effective only with respect to such spouse.

7.7   Optional Forms of Pensions

      In lieu of a benefit in the form of payment determined in Section 7.5, a Participant may, with the consent of his spouse as described in Section 7.6, elect an actuarially equivalent benefit described below. This election is effective as of a Participant's Annuity Starting Date.

      (a) Option A: 10-Year Certain and Life Option - A reduced monthly retirement income is payable to the Participant during his remaining lifetime, and upon his death prior to receiving payment for a period equivalent to 120 months, monthly payments of the same reduced amount will be made to his Beneficiary until the number of monthly payments made to the Beneficiary, when added to the number of monthly payments made to the Participant, is equivalent to 120 monthly payments.

      (b) Option B: 15-year Certain and Life Option - A reduced monthly retirement income is payable to the Participant during his remaining lifetime, and upon his death prior to receiving payment for a period equivalent to 180 months, monthly payments of the same reduced amount will be made to his Beneficiary until the number of monthly payments made to the Beneficiary, when added to the number of monthly payments made to the Participant, is equivalent to 180 monthly payments.

      (c) Option C: 50% Joint and Survivor Option - a reduced monthly retirement income is payable to the Participant for his remaining lifetime, and upon his death, monthly income of 50% of such reduced monthly income previously paid to the Participant shall be paid to his Beneficiary for as long thereafter as that person shall live.

      (c) Option D: 100% Joint and Survivor Option - a reduced monthly retirement income is payable to the Participant for his remaining lifetime, and upon his death, monthly income of 100% of such reduced monthly income previously paid to the Participant shall be paid to his Beneficiary for as long thereafter as that person shall live.

      (e) Option E: Joint and Survivor Pop-Up Option - a reduced monthly retirement income is payable to the Participant for his remaining lifetime, and upon his death, monthly income of either 50% or 100% (as elected by the Participant) of such reduced monthly income previously paid to the Participant shall be paid to the Participant's spouse for as long thereafter as such spouse shall live; provided, however, that in the event the spouse of the Participant predeceases the Participant and such spouse's death occurs within 60 months of the Participant's Annuity Starting Date, the provisions of Section 7.12 shall apply. Notwithstanding any provision of the Plan to the contrary (i) the Joint and Survivor Pop-Up Option shall be available only with respect to a Participant who has retired under the normal retirement provisions of Section
            5.1 or the early retirement provisions of Section 5.2, and (ii) actuarial equivalence of a benefit payable under the Joint and Survivor Pop-Up Option shall be determined under Section 11.6; provided, however, that in the event an annuity contract is purchased from an insurance company with respect to such benefit, actuarial equivalence shall thereafter be determined by reference to the specific annuity contract which will be purchased by the Plan to provide the monthly retirement income payable under this form of payment.

      Election of these options must be made during the applicable election period described in Section 7.5. Except to the extent otherwise provided under Section 8.4, if either the Participant or his Beneficiary dies after the election of an option is made but before the Annuity Starting Date such option will not become effective. If the Beneficiary shall die after commencement of the joint and survivor pension, but before the death of the retired Participant, the Participant shall continue to receive the reduced pension payable in accordance with such option. An option may be cancelled by the Participant prior to the Annuity Starting Date. The effect of such cancellation shall be to reinstate the life annuity specified in Section 7.1, 7.2 or 7.3, whichever applicable, or, if the Participant is married, the Automatic Surviving Spouse's Pension under Section 7.5 (in which case any subsequent option election must satisfy the requirements of Section 7.5). Except to the extent expressly permitted under the Plan, no election regarding an optional form of payment may be made by a Participant following the Participant's Annuity Starting Date. If the Beneficiary designated by a Participant in connection with the election of an optional form of benefit is not the spouse of the Participant, then the election shall be effective only if the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the Income Tax Regulations are satisfied with respect to such distribution.

7.8   Payment of Small Pension

      Notwithstanding any provision of the Plan to the contrary, if the actuarial equivalent present value of any retirement benefit, deferred vested pension or survivor benefit does not exceed $5,000 (or for distributions prior to December 31, 2001, did not exceed $3,500 at the time of distribution or any prior distribution), the pension shall be paid as soon as practicable in a lump sum equal to such present value. No lump sum payments shall be made if the actuarial equivalent present value of the benefit is in excess of these thresholds. For determinations made prior to December 31, 1995, the actuarial equivalent present value of a retirement benefit, deferred vested pension or survivor benefit for purposes of this Section 7.8 shall be calculated on the basis of the UP-1984 Table (reflecting a one-year setback for Participants and a two-year setback for Beneficiaries) and the interest rates which would be used (as of the beginning of the month in which the distribution occurs) by the Pension Benefit Guaranty Corporation in determining the present value of a lump sum distribution on plan termination. In no event shall such actuarial equivalent present value be less than that calculated using the same mortality table described above with a 6% interest rate. For determinations made on and after December 31, 1995, the actuarial equivalent present value of a retirement benefit, deferred vested pension or survivor benefit shall be calculated and paid on the basis of the "applicable mortality table" defined in Section 417(e)(3)(A)(ii)(I) of the Code and the annual interest rate on 30-year Treasury securities for the second calendar month preceding the month in which the distribution is payable; provided, however, that in the event the Alternative Present Value (as hereinafter defined) of the applicable benefit is a larger amount, such larger amount shall be paid (provided such Alternative

      Present Value calculation does not exceed $5,000 or, for periods prior to December 31, 2001, $3,500). For purposes of this Section 7.8, the "Alternative Present Value" of a retirement benefit, deferred vested pension or survivor benefit shall be based on the Accrued Pension earned by the Participant at the earlier of his termination of employment, or December 30, 1995, determined by using the UP-1984 mortality table (reflecting a one-year setback for Participants and a two-year setback for Beneficiaries) and a 6% interest rate.

      The provisions of this Section 7.8 shall likewise apply to any Participant who terminates his employment with an Employer and all Affiliates prior to his completion of such period of Service as is required for a deferred vested pension under the Plan. In such case the terminated Participant shall be deemed to receive a lump sum distribution of the actuarial equivalent present value of his entire vested pension as of his date of termination of employment. Subject to Section 7.9 hereof, a Participant who receives a distribution (or deemed distribution) under this Section
      7.8 shall lose his Credited Service (and Service, in the case of a deemed distribution) under the Plan, shall forfeit his nonvested Accrued Pension and shall no longer be considered a Participant hereunder after such date of distribution (or deemed distribution).

7.9   Repayment of Cashout on Reemployment

      Notwithstanding any provision of Section 7.8 to the contrary, in the event a Participant described in Section 7.8 receives a distribution described thereunder and is subsequently reemployed by an Employer as a Covered Employee, such Participant's Credited Service and Accrued Pension earned before his termination of employment shall be reinstated for all purposes of the Plan if the Participant repays to the Plan the full amount of his distribution with interest, compounded annually from the date of distribution to December 30, 1988 at the rate of five percent (5%) per annum and from December 31, 1988 to the date of repayment at the rate determined for each Plan Year within such period under Section 411(c)(2)(C) of the Internal Revenue Code. With respect to a former Participant who has been deemed to receive a distribution of his entire vested pension upon his termination of employment in accordance with the second paragraph of Section 7.8, such individual shall be deemed to have repaid such distribution, with interest, as of his date of rehire and such Participant's Service, Credited Service and Accrued Pension earned before his termination of employment shall be reinstated as of such date. For purposes of the foregoing, the period in which the Participant's repayment or deemed repayment must occur shall end on the earlier of the fifth anniversary of the Participant's reemployment or the date on which the Participant's Period of Severance extends to five consecutive years.

7.10  Delay in Commencement of Pension Payments

      In no event shall payment of any pension under the provisions of this
      Article VII commence as of a date that is later than 60 days after the close of the Plan Year during which a Participant attains his Normal Retirement Date or, if later, terminates his employment with an Employer and Affiliates.

      Notwithstanding the foregoing, with respect to a Participant who attains age 70-1/2 before January 1, 1999 and any Participant who attains age 70-1/2 after January 1, 1999 but who has either terminated employment with an Employer and all Affiliates prior to attaining such age or is a 5% owner (for purposes of Section 416 of the Code), distribution of benefits to the Participant must commence no later than the April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2 unless the Participant had attained age 70-1/2 prior to January 1, 1988. With respect to an employed Participant who attains age 70-1/2 on or after January 1, 1999, distribution of benefits to the Participant (other than a 5% owner), must commence no later than the April 1st of the calendar year following the calendar year in which the Participant retires. In the case of a Participant who retires in a calendar year after the calendar year in which he attains 70-1/2 and who has not commenced payments as of the first day of such later calendar year, the Plan benefit accrued by the Participant shall be actuarially increased, to the extend required by regulations, to take into account the period (commencing on the April 1st of the calendar year following the calendar year in which the Participant attains 70-1/2 and ending on the date payment commences) during which the Participant did not receive any benefits under the Plan; provided, however, that such actuarial increase, to the extent permitted by regulations, shall reduce the benefit accrual otherwise occurring during such period.

      Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan shall be made in accordance with regulations under Section 401(a)(9) of the Code (including Section 1.401(a)(9)-2 of the Income Tax Regulations). Furthermore, those provisions reflecting
      Section 401(a)(9) of the Code (as included here by reference if not specifically stated) shall override any provision hereof inconsistent with
      Section 401(a)(9).

7.11  Direct Rollover of Eligible Rollover Distributions.

      Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, subject to provisions adopted by the Administrator which shall be consistent with income tax regulations, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover to such plan. The Administrator shall notify a Distributee of his right to elect a Direct Rollover. Such notice shall be provided to the Distributee not less than 30 days before the vested Accrued Pension maintained on behalf of the Distributee is distributed without the Distributee's affirmative election to make or not make a Direct Rollover. A Distributee's affirmative election to make or not make a Direct Rollover may be implemented by the Administrator less than 30 days after the Distributee receives such notice of his Direct Rollover rights, but only if the Administrator notifies the Distributee that he has the right to consider the decision of whether or not to elect a Direct Rollover for up to 30 days. A Distributee who is eligible for an automatic lump sum distribution under Section 7.8 and who has been given a timely notice and explanation of the election to have his Eligible Rollover Distribution paid to an Eligible Retirement Plan will be presumed to have elected to have his benefit paid directly to him if the Distributee fails to make the election within 31 days of being notified of his rights to make the election. For purposes of this Section:

      (a) The term "Distributee" shall mean a Covered Employee or former Covered Employee. In addition, such an individual's surviving spouse or such an individual's spouse or former spouse who is an alternate payee within the meaning of Section 414(p)(8) of the Code are Distributees with respect to the interest of the spouse or former spouse.

      (b) The term "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee other than: any distribution that is one of a series of substantially equal periodic payments made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and his beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; for periods on and after January 1, 1999, that portion of a hardship withdrawal that is attributable to elective contributions within the meaning of Section 1.401(k)-1(g) of Income Tax Regulations; and the portion of any distribution that is not includible in gross income.

      (c) The term "Eligible Retirement Plan" shall mean an individual retirement account or annuity, as described in Code Sections 408(a) and 408(b), respectively, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a surviving spouse, an "Eligible Retirement Plan" is an individual retirement account or annuity.

      (d) The term "Direct Rollover" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

7.12  Change to Pension Payments in Connection with Qualifying Event.

      (a) In the event an Eligible Retiree (as hereinafter defined) experiences a Qualifying Event (as hereinafter defined), the provisions of this Section 7.12 shall apply, provided that the Eligible Retiree furnishes the Administrator with reasonable notice of the Qualifying Event within 120 days of the Qualifying Event and provides such further information applicable hereunder as the Administrator may reasonably require. For purposes of this Section:

            (i) "Eligible Retiree" shall mean a Participant who has retired under the normal retirement provisions of Section 5.1 or the early retirement provisions of Section 5.2 and who, as of his Annuity Starting Date, was either:

                  (A) legally married and commencing receipt of his retirement income in the form of an Automatic Surviving Spouse's Pension (as defined in Section 7.5), under the 100% Joint and Survivor Option (with his spouse as Beneficiary thereunder) or, on or after November 1, 1997, under the Joint and Survivor Pop-Up Option; or

                  (B) unmarried and commencing receipt of his retirement income in the normal form of benefit provided under
                        Section 7.1 (a life annuity).

            (ii) "Qualifying Event" shall mean an event described in (A), (B) or (C) below:

                  (A) The spouse of an Eligible Retiree who is receiving retirement income under the Joint and Survivor Pop-Up Option under Section 7.7(e) predeceases the Eligible Retiree and such spouse's death occurs within 60 months of the Eligible Retiree's Annuity Starting Date;

                  (B) The marital status of an Eligible Retiree who is receiving retirement income under any of the forms of payment described in subparagraph (a)(i)(A) of this
                        Section 7.12 changes on or after September 1, 1997 and within 120 months of his Annuity Starting Date due to the Eligible Retiree's divorce, marital dissolution, or legal separation; or

                  (C) The marital status of an Eligible Retiree who is described under subparagraph (a)(i)(B) of this Section
                        7.12 changes on or after September 1, 1997 and within 120 months of his Annuity Starting Date due to the Eligible Retiree's marriage.

            (iii) "Qualifying Event Election Period" shall mean the 90-day period beginning on the date on which the Eligible Retiree timely notifies the Administrator of a Qualifying Event, as provided in Section 7.12(a) above.

            (iv) The determination of an Eligible Retiree's marital status and the determination of whether a divorce, marital dissolution or legal separation has occurred shall be made on the basis of applicable state law unless preempted by federal law.

      (b) Unless the Eligible Retiree timely makes an election under Section 7.12(c), in the event of the occurrence of a Qualifying Event described in subparagraphs (a)(ii)(A) or (a)(ii)(B) of this Section 7.12, and contingent upon the Eligible Retiree's timely notification to the Administrator, the retirement income payable to the affected Eligible Retiree shall revert to the normal form of benefit provided under Section 7.1 (a life annuity) as of the first day of the month following the expiration of the Qualifying Event Election Period; provided, however, that:

            (i) the amount of such monthly life annuity shall be the actuarial equivalent of the Eligible Retiree's benefit, determined as of the time of calculation hereunder, under the form of payment in effect as of his Annuity Starting Date; provided, however, that such monthly amount shall not exceed the amount of the monthly life annuity which the Eligible Retiree was entitled to as of his Annuity Starting Date; and

            (ii)  in the case of a Qualifying Event described in subparagraph
                  (a)(ii)(B) of this Section 7.12, the spouse or ex-spouse of the Eligible Retiree, as part of the division of marital property (or other determination which is not subject to modification under state law), expressly waives all interest in the Eligible Retiree's pension under the Plan and such waiver is incorporated into a document which satisfies the formal requirements of a "Qualified Domestic Relations Order" as defined in Section 414(p) of the Code; and

            (iii) in the case of a Qualifying Event described in subparagraph
                  (a)(ii)(B) of this Section 7.12, the spouse or ex-spouse of the Eligible Retiree shall secure such proof of insurability as the Administrator may require, in its discretion; and

            (iv)  in the case of a Qualifying Event described in subparagraph
                  (a)(ii)(C) of this Section 7.12, the Eligible Retiree shall secure such proof of insurability as the Administrator may require, in its discretion.

      (c) In the case of any Qualifying Event and contingent upon the Eligible Retiree's timely notification to the Administrator, the affected Eligible Retiree shall be permitted to elect, within the Qualifying Event Election Period, to receive his future retirement income from the Plan in any form of payment offered under the Plan; provided, however, that:

            (i) payments under any elected form of payment shall commence as of the first day of the month next following the month in which the Eligible Retiree makes full and complete application to the Administrator in accordance with rules established by the Administrator (such commencement date referred to herein as the "Adjusted Commencement Date"); and

            (ii) payments under any elected form of payment shall be the actuarial equivalent of the Eligible Retiree's benefit, determined as of the time of calculation hereunder, under the form of payment in effect as of his Annuity Starting Date; provided, however, that such monthly amount shall not exceed the amount of the monthly benefit under the elected form of payment which the Eligible Retiree was entitled to as of his Annuity Starting Date; and

            (iii) In the case of a Qualifying Event described in subparagraph
                  (a)(ii)(B) of this Section 7.12, the spouse or ex-spouse of the Eligible Retiree, as part of the division of marital property (or other determination which is not subject to modification under state law), expressly waives all interest in the Eligible Retiree's pension under the Plan and such waiver is incorporated into a document which satisfies the formal requirements of a "Qualified Domestic Relations Order" as defined in Section 414(p) of the Code; and

            (iv)  In the case of a Qualifying Event described in subparagraph
                  (a)(ii)(B) of this Section 7.12, the spouse or ex-spouse of the Eligible Retiree shall secure such proof of insurability as the Administrator may require, in its discretion; and

            (v)   In the case of a Qualifying Event described in subparagraph
                  (a)(ii)(C) of this Section 7.12, the Eligible Retiree shall secure such proof of insurability as the Administrator may require, in its discretion; and

            (vi) The provisions of Sections 7.5 and 7.6 hereof shall apply with respect to any Eligible Retiree who is married as of the Adjusted Commencement Date and, for purposes of such Sections and Section 7.7, the Adjusted Commencement Date shall be deemed the Annuity Starting Date for the elected form of payment described in this Section 7.12(c); and

            (vii) In no event shall more than one election be made under this
                  Section 7.12(c) by an Eligible Retiree with respect to any single Qualifying Event nor shall any Eligible Retiree be permitted to make more than two elections under this Section 7.12(c), irrespective of the number of Qualifying Events affecting such Eligible Retiree; and

            (viii) A Participant's status as an Eligible Retiree must be independently satisfied with respect to each Qualifying Event (substituting, where applicable, the Adjusted Commencement Date for the Annuity Starting Date under Section 7.12(a)(i)).

                                  ARTICLE VIII

                                 DEATH BENEFITS

8.1   Death Prior to Retirement or Severance

      Upon the death of a Participant prior to his Date of Severance, his surviving spouse, if any, shall receive a monthly surviving spouse's benefit under the assumption that the Participant had retired the day prior to his death with an Accrued Pension under the Plan as determined in accordance with the provisions of subsection 6.2(a), and under the further assumption that the automatic election of a surviving spouse's benefit pursuant to subsection 7.5 was in effect at the time of death. Such surviving spouse benefit shall commence as of the first day of the month following the Participant's death, shall be unreduced for early commencement and shall be payable for the lifetime of the surviving spouse.

      For purposes of Sections 8.1, 8.2 and 8.3, the interest that is payable to the Participant's surviving spouse shall be distributed over a period not in excess of the life expectancy of such surviving spouse and shall commence no later than the December 31 of the calendar year in which the Participant would have attained age 65 (or the December 31 of the calendar year immediately following the calendar year of the Participant's death, if later).

8.2 Death Prior to Commencement of Early or Disability Pensions Upon the death of a Participant after his Date of Severance, and prior to his Annuity Starting Date and while the Participant is awaiting the commencement of payment of either: (1) an early retirement pension pursuant to subsection 6.2(a) above, or (2) a disability pension after attainment of age 55 but prior to the attainment of his Normal Retirement Date, his surviving spouse, if any, shall receive a monthly surviving spouse's benefit under the assumption that the Participant had retired the day prior to his death with an Accrued Pension under the Plan as determined in accordance with the provisions of subsection 6.2(a), and under the further assumption that the automatic election of a surviving spouse's benefit pursuant to subsection 7.5 was in effect at the time of death. Such surviving spouse's benefit shall commence as of the first day of the month following the Participant's death unless the surviving spouse elects a later commencement date. Such benefit shall be reduced for early commencement in accordance with the provisions of Section 6.2(b) and shall be payable for the lifetime of the surviving spouse.

      Upon the death of a disabled Participant who is awaiting commencement of his pension at his Normal Retirement Date and who is under age 55 at the time of his death, his surviving spouse, if any, shall receive a monthly surviving spouse's benefit determined under the provisions of Section 8.1 assuming he died prior to his Date of Severance.

      If a Participant terminates employment when eligible for a disability retirement pension under Section 5.3 and at a time during which he is receiving long term disability benefits under the Erie Insurance Group Long Term Disability Plan, then service to date of death will be included for benefit purposes.

8.3   Death Prior to Commencement of Vested Pensions

      If a vested former Participant who has at least one Hour of Service on or after December 31, 1976, and who has been married for at least one year on his date of death, dies on or after August 23, 1984 but prior to his Annuity Starting Date, then his spouse shall be provided with a preretirement survivor annuity determined as follows:

      (a) in the case of a Participant who dies after the date on which the Participant attained his Earliest Retirement Age as though such Participant had retired on the day before the Participant's date of death, with an immediate benefit determined under the provisions of
            Section 6.2(a) and payable under the Automatic Surviving Spouse's Pension in Section 7.5 of the Plan, or

      (b) in the case of a Participant who dies on or before the date on which the Participant would have attained his Earliest Retirement Age, as though such Participant had:

            (i)   separated from Service on the date of death,

            (ii)  survived to his Earliest Retirement Age,

            (iii) retired with an immediate benefit determined under the provisions of Section 6.4 and payable under the Automatic Surviving Spouse's Option in Section 7.5 of the Plan at the Earliest Retirement Age, and

            (iv) died on the day after the day on which such Participant would have attained the Earliest Retirement Age.

      Under this Section 8.3, a monthly surviving spouse's benefit shall commence as of the first day of the month following the later of the month of the Participant's death or the month in which the Participant would have attained his Earliest Retirement Age under the Plan unless the surviving spouse elects a later commencement date (which shall not be later than the December 31 of the calendar year in which the deceased Participant would have attained age 65). Such surviving spouse's benefit shall be reduced for early commencement in accordance with Section 6.2(b) and shall be payable thereafter for the remainder of the surviving spouse's lifetime.

8.4   Effect of Valid 100% Joint and Survivor Election

      Notwithstanding the foregoing, in the event a Participant described in
      Section 8.1, 8.2 or 8.3 above has made a valid election of Option D under
      Section 7.7 and names his spouse as Beneficiary thereunder, the amount of the Pre-Retirement Survivor Annuity shall be equal to the reduced monthly amount which otherwise would have been payable to the Participant as determined through application of the foregoing provisions of this Article VIII.

8.5   Death on or After Annuity Starting Date

      Upon the death of a Participant on or after his Annuity Starting Date, payments, if any, to a Beneficiary shall be made in accordance with the form of benefit in effect on the date of the Participant's death. If the Beneficiary of the deceased Participant is entitled to receive the remaining certain period payments from the 10-Year or 15-Year Certain and Life forms of payment, the Administrator shall instruct the Trustee to pay to such Beneficiary the actuarial equivalent value of the monthly payments to which the Beneficiary is entitled in a single sum. Actuarial equivalence for this purpose shall be determined under the assumptions set forth in Section 7.8. If the Beneficiary under such form of payment is the surviving spouse of the deceased Participant, then any amounts payable may be converted to an actuarially equivalent life annuity to such spouse provided the spouse requests payment in such form. Notwithstanding the foregoing, in all events the deceased Participant's remaining interest in the Plan shall be distributed at least as rapidly as under the form of distribution in operation as of the date of the Participant's death.

8.6 Death Benefit for Vested Participants Who Terminated After September 1, 1974 and Prior to August 23, 1984

      Any vested former Participant who terminated after September 1, 1974 and prior to August 23, 1984 and whose benefits are not in pay status as of August 23, 1984 is to be provided with the right to elect to receive such benefits reduced and payable in the form of a qualified 50% joint and survivor annuity as defined by ERISA and the Internal

      Revenue Code as in effect prior to August 23, 1984, including the right to revoke such coverage without spousal consent if such former Participant:

      (a) completed at least one Hour of Service under the Plan after September 1, 1974, and

      (b)   survives to his Annuity Starting Date.

                                   ARTICLE IX

                           TRUST FUND AND THE TRUSTEE

9.1   Trust Fund

      Subject to the provisions of this Section 9.1, the Company shall execute a Trust Agreement with a Trustee (or Trustee) selected by the Company under the terms of which a Trust Fund will be established for the purpose of receiving and holding contributions made by the Company as well as interest and other income on investments of such funds, and for the purpose of paying the pensions and other benefits provided by the Plan and paying any expenses incident to the operation of the Plan or Trust Fund to the extent authorized by the Company. The Trustee is to manage and operate the Trust Fund and to receive, hold, invest and reinvest the funds of the Trust.

      The Company shall determine the form and terms of such Trust Agreement, may modify the Trust Agreement from time to time to accomplish the purpose of the Plan, may remove any Trustee and may select any successor trustee. Pensions under the Plan may alternatively be provided through the purchase of annuity contracts issued by an insurance company. In lieu of a Trust Agreement and Trust Fund, the Company may utilize a contract or contracts of insurance for the purpose of receiving and holding contributions made by the Company and for the purpose of paying pensions and other benefits provided by the Plan, and in such event the references hereunder to "Trust Agreement", "Trustee" and "Trust Fund" shall be deemed to be references to "Insurance Contract", "Insurance Carrier" and "Insured Fund" respectively.

9.2   Irrevocability

      The Trust Fund shall be used to pay pensions and other benefits as provided in the Plan and, as provided in Section 9.6, those reasonable expenses, taxes and fees incurred in the administration of the Plan and Trust Fund which are not paid directly by the Company. No part of the principal or income of the fund shall be used for or diverted to purposes other than those provided in the Plan and no part of the Trust Fund shall revert to the Company for the benefit of the Company, except as permitted under Sections 9.3, 11.4 and 12.2 hereof.

9.3   Contributions by the Company

      The Company will pay to the Trustee, subject to all the other provisions of the Plan, such amounts as its Board determines, authorizes and directs; provided that as a minimum contribution, the Company intends to pay to the Trustee such amounts as may be necessary to meet the minimum funding standards established under the Employee Retirement Income Security Act of 1974. The Company also intends to pay all expenses incident to the operation of the Plan that are not paid directly from the Trust Fund. Any forfeitures arising from the severance of employment or death of a Participant, or for any other reason, shall be used to reduce the contributions of the Company under the Plan and shall not be applied to increase the pensions or benefits any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan.

      Payments made to meet the minimum funding standards established under ERISA shall, to the maximum extent permitted by valid provisions of ERISA, be in complete discharge of the financial obligation of the Company under this Plan. The pension benefits of the Plan shall, subject to valid provisions of ERISA, be only such as can be provided by the assets of the Trust and there shall be no further liability or obligation on any Employer to make any further contributions to the Trust for any reason. Except as prescribed by valid provisions of ERISA, the Company does not guarantee continuity of payment of any benefits under the Plan. The Company does not, in any event, guarantee that its contributions or the Trust Fund will be sufficient to provide the benefits hereunder. All rights of Participants and Beneficiaries, and of any person claiming under any Participant or Beneficiary, shall be enforceable only against the Trust Fund, except as ERISA may otherwise provide.

      Notwithstanding any provisions of the Plan to the contrary, each contribution made by the Company shall be conditioned upon the deductibility of the contribution under Section 404 of the Code. If the deduction of all or part of the contribution is disallowed, the contribution shall, to the extent disallowed, be repaid to the Company within one year after the date of disallowance. A contribution also may be repaid to the Company, within one year after the date made, to the extent it exceeded the full funding limitation or otherwise was made in error because of a mistake in fact. Amounts returned under this Section 9.3 shall recognize any net losses attributable to the returned contribution but shall not include any net earnings thereon.

9.4   Contributions By Participants

      No Participant shall be required or allowed to make any contribution to the Trust Fund established under the Plan.

9.5   Benefits Payable Only From Trust Fund

      Payment of benefits under the Plan to Participants and Beneficiaries will be made only by the Trustee from the funds or securities held by the Trust and/or the annuity contract or contracts held by the Trust. Except as may be provided by law, no liability for the payment of benefits to Participants or their Beneficiaries hereunder shall be imposed upon the Company, any Employer or the officers or shareholders of the Company or any Employer, and there shall be no liability or obligation on the part of the Company or any Employer, to make any further contributions in the event of termination of the Plan.

9.6   Plan Expenses

      All reasonable expenses, taxes and fees of the Plan, the Administrator and the Trustee incurred in the administration of the Plan and Trust Fund shall be paid from the Trust Fund; provided, however, that the obligation of the Trust Fund to pay such expenses, taxes and fees shall cease to exist to the extent that the same are paid, at the discretion of the Company, by the Employers.

                                    ARTICLE X

                               BENEFIT LIMITATIONS

10.1  Maximum Limitation Under Section 415(b) of the Code

      Any provisions of the Plan to the contrary notwithstanding, benefits payable under the Plan shall be subject to the following limitations:

      (a)   Maximum Annual Benefit:

            (i) Subject to the exception below, the Annual Benefit (as hereinafter defined) payable under this Plan for any limitation year beginning on or after January 1, 1995 shall not exceed the lesser of the Dollar Maximum of $120,000 or the Percentage Maximum of 100% of the Participant's average compensation for the period of three consecutive years during which the Participant had the greatest aggregate compensation from an Employer. Compensation, in determining a Participant's Percentage Maximum, shall include the total of all amounts paid to a Participant by an Employer during the limitation year which are defined as wages within the meaning of Section 3401(a) of the Code and, for years beginning on and after January 1, 1998, shall include amounts contributed pursuant to a salary reduction election on behalf of the Participant to a plan described in Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b) of the Code and, for periods on and after January 1, 2001, to a plan described in Section 132(f)(4) of the Code. Effective each January 1, the Dollar Maximum described above shall be automatically adjusted to the new dollar limitation for that calendar year as determined by the Secretary of the Treasury pursuant to Section 415(d) of the Code. To the extent permitted under Section 415 of the Code, such adjusted limitation shall be applied to the benefits payable to current retirees for that calendar year.

            (ii) For purposes of this Section, "Annual Benefit" means the benefit payable in the form of a straight-life annuity or a qualified joint and survivor pension, with no ancillary benefit, on an annualized basis. If a benefit is payable in any other form, the Annual Benefit limitation shall be applied by adjusting it to the equivalent of a straight-life annuity. Effective for limitation years beginning before January 1, 1995, such actuarially equivalent straight-life annuity shall be computed by using an interest rate equal to the greater of 5% or the Plan's interest rate and mortality shall be determined by using the Plan's mortality table. For limitation years beginning on and after January 1, 1995, the actuarially equivalent straight-life annuity is equal to the greater of (i) the annuity benefit computed using the Plan's interest rate and mortality tables for adjusting forms of payment or (ii) the annuity benefit computed using an interest rate of 5% and the "applicable mortality table" under Code Section 417(e). In determining the actuarially equivalent straight-life annuity for a benefit form subject to Code
                  Section 417(e)(3), the actuarial assumptions used shall be the "applicable interest rate" and the "applicable mortality table" under Code Section 417(e). For these purposes, the lookback month shall be the second month preceding the Plan Year that includes the Annuity Starting Date.

            (iii) For purposes of the maximum limitation of this Article, all qualified defined benefit plans (whether or not terminated) maintained by an Employer or any Affiliate shall be treated as a single plan. For purposes of applying the limitations of
                  Section 415 of the Internal Revenue Code, the terms "Employer" and "Affiliate" shall be construed in light of Sections 414(b) and (c) of the Code, as modified by Code Section 415(h).

            (iv) If the Annual Benefit begins before a Participant's Social Security Retirement Age (as hereinafter defined), the Dollar Maximum (but not the Percentage Maximum) shall be actuarially reduced so that it is the actuarial equivalent of an Annual Benefit beginning at the Participant's Social Security Retirement Age:

                  (A) If a Participant's Social Security Retirement Age is 65, the Dollar Maximum for benefits commencing on or after age 62 is determined by reducing the Dollar Maximum by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                  (B) If a Participant's Social Security Retirement Age is greater than 65, the Dollar Maximum for benefits commencing on or after age 62 is determined by reducing the Dollar Maximum by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

                  For purposes of this Section, the term "Social Security Retirement Age" shall mean the age used as the retirement age of a Participant under Section 216(l) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were 62.

            (v) If the Annual Benefit begins before age 62, the Dollar Maximum (but not the Percentage Maximum) shall be reduced so that it is the actuarial equivalent of the Dollar Maximum beginning at age sixty-two (62). For purposes hereof, the age adjusted Dollar Maximum beginning prior to age 62 shall be determined as the lesser of (i) the actuarial equivalent annual benefit computed using the Plan's interest rate and mortality table for early retirement benefits or (ii) the actuarial equivalent annual benefit computed using an interest rate of 5% and the "applicable mortality table" under Section 417(e) of the Code.

            (vi) If the Annual Benefit begins after a Participant's Social Security Retirement Age, the Dollar Maximum (but not the Percentage Maximum) shall be increased so that it is the actuarial equivalent of an Annual Pension beginning at such age. For purposes hereof, the annual benefit beginning after Social Security Retirement Age shall be determined as the lesser of (i) the actuarial equivalent annual benefit computed using the Plan's interest rate and mortality table for the late retirement benefits or (ii) the actuarial equivalent annual benefit computed using an interest rate of 5% and the "applicable mortality table" under Section 417(e) of the Code.

            (vii) For purposes of adjusting the Annual Benefit under paragraphs
                  (i), (ii), (iv), (v) and/or (vi), no adjustments shall be taken into account before the year for which such adjustment first takes effect.

            (viii) The foregoing Section 415(b)(2)(E) actuarial assumptions shall apply to all benefits under the Plan (including benefits accrued before and after the RPA `94 effective date which shall be the first limitation year beginning on or after January 1, 1995).

      (b)   Adjustment for Plan Participation

            If a Participant retires with less than 10 years of Plan participation, the Dollar Maximum (but not the Percentage Maximum) shall be reduced by multiplying such dollar limitation by a fraction, the numerator of which is the Participant's years of participation in the Plan and the denominator of which is 10.

      (c)   Adjustment for Years of Service

            If a Participant has less than 10 years of Service, the maximum Annual Benefit payable to the Participant shall be reduced by multiplying such maximum Annual Benefit by a fraction, the numerator of which is the Participant's years of Service or part thereof, and the denominator of which is 10.

      (d)   Exception Benefits

            (i) Subject to the limitations of paragraph (a), this Plan may pay an Annual Benefit to any retired Participant which shall exceed 100% of such Participant's average compensation, provided that the Annual Pension shall not be in excess of $10,000 for the current Plan Year and for all prior Plan Years, and provided that the Participant shall not be or have been at any time considered as an active participant in any defined contribution plan maintained by an Employer or an Affiliate.

            (ii) In no event shall the adjustments for participation or Service (pursuant to subsections (b) and (c), respectively) reduce the limitation provided in paragraphs (a)(i) or (d)(i) hereof, whichever is applicable, to an amount less than one-tenth (1/10) of the applicable limitation as determined without regard to such adjustments.

            (iii) To the extent provided by the Secretary of the Treasury or his delegate, the adjustment for Plan participation described in subsection (b) herein shall be applied separately with respect to each change in the benefit structure of the Plan.

10.2  Defined Benefit Plan and Defined Contribution Plan Combined Limitation

      (a) Effective for limitation years beginning before January 1, 2000, in any case in which a Participant is a participant in both a defined benefit plan and a defined contribution plan maintained by an Employer, benefits payable under this Plan and such other plans shall not cause the limitations prescribed in Internal Revenue Code
            Section 415(e) to be exceeded. Except as otherwise provided in Internal Revenue Code Section 415(e), the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" shall not exceed 1.0.

      (b)   For the purposes of this Section 10.2:

            (i) "defined benefit plan fraction" for any limitation year is a fraction

                  (A) the numerator of which is the projected Annual Benefit of each Participant under the Plan (determined as of the close of such limitation year), and

                  (B)   the denominator of which is the lesser of:

                        (1) the product of 1.25 multiplied by the Dollar Maximum set forth in Section 10.1(a)(i) for such year, or

                        (2) the product of 1.4 multiplied by the Percentage Maximum set forth in Section 10.1(a)(i).

            (ii) "defined contribution plan fraction" for any limitation year is a fraction

                  (A) the numerator of which is the sum of the annual additions under Section 415(c)(2) of the Code to the Participant's account or accounts as of the close of the limitation year, and

                  (B) the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior year of Service with an Employer:

                        (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year, or

                        (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code with respect to such Participant under such plan for such year.

      (c) For purposes of applying the limitations set forth in this Section 10.2, all qualified defined benefit plans (whether or not terminated) ever maintained by the Company or an Affiliate shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether or not terminated) ever maintained by the Company or an Affiliate shall be treated as one defined contribution plan.

      (d) Notwithstanding any other provisions of this Plan, the rate of benefit accrual under this Plan will be reduced to a level necessary to prevent the limitations set forth in this Section 10.2 from being exceeded with respect to any Participant; provided, however, if any Participant's benefit accrual has been reduced as provided in this Section, such reduction shall be restored effective as of the first day of the first limitation year beginning on or after January 1, 2000.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1  Plan Non-Contractual

No Participant or Beneficiary shall have any right or interest under the Plan unless and until he becomes entitled thereto as provided in the Plan. The adoption and maintenance of the Plan shall not be deemed to constitute a contract between an Employer and any Employee. Inclusion in the Plan will not affect an Employer's right to discharge or otherwise discipline Employees and membership in the Plan will not give any Employee the right to be retained in the service of an Employer nor any right or claim to a pension or other benefit unless such right is specifically granted under the terms of the Plan.

11.2  Non-Alienation of Retirement Rights or Benefits

      (a) Except as provided in Section 11.2(b) or 11.2(c), no benefit payable under the Plan shall be subject in any manner to anticipation, sale, transfer, assignment, pledge, encumbrance, security interest or charge, and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, charging or granting a security interest in the same shall be void and of no effect; nor shall any such benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

      (b) Section 11.2(a) shall not apply to the creation, assignment, or recognition of a right to any benefit payable pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. The Company shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under such orders which are deemed to be qualified domestic relations orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code. To the extent that, because of a qualified domestic relations order, more than one individual is to be treated as a surviving spouse, the total amount payable from the Plan as a result of the death of a Participant shall not exceed the amount that would be payable from the Plan if there were only one surviving spouse.

      (c) Notwithstanding the provisions of Section 11.2(a), the Plan may offset any portion of the Accrued Pension of a Participant or the Participant's Beneficiary against a claim of the Plan arising:

            (i) as a result of the Participant's or Beneficiary's conviction of a crime involving the Plan; or

            (ii) with regard to the Participant's or Beneficiary's violation of ERISA's fiduciary provisions upon:

                  (A) the entry of any civil judgment, consent order, or decree against the Participant or Beneficiary; or

                  (B) the execution of any settlement agreement between the Participant or Beneficiary and the Department of Labor or Pension Benefit Guaranty Corporation.

      The provisions of this Section 11.2(c) shall apply only to orders, judgments, decrees and settlements issued or entered into after August 5, 1997, and which expressly provide for such offset.

11.3  Payment of Pension to Others

      In the event that the Administrator shall find that any Participant or Beneficiary to whom a pension is payable, is unable to care for his affairs because of illness, accident or incapacity, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may, in the discretion of the Administrator, be paid to the spouse, parent, child, brother or sister of such Participant or Beneficiary or to any other person deemed by the Administrator to be maintaining or responsible for the maintenance of such Participant or Beneficiary. Any such payment shall be a payment for the account of the Participant or Beneficiary and shall be a complete discharge of any liability of the Plan and any Employer therefor.

11.4  Prohibition Against Reversion

      Except as provided in Section 9.2 hereof, in no event shall any funds held in the Trust Fund revert to the Company or be diverted to purposes other than the exclusive benefit of Participants or their Beneficiaries prior to the satisfaction of all liabilities under the Plan; provided, however, that in the event the Plan is terminated, if, after all plan liabilities are satisfied, there remains a balance in the Fund as a result of actuarial error, such balance shall be returned to the Company.

11.5  Merger, Transfer of Assets or Liabilities

      The Company may merge or consolidate the Plan with, transfer assets and liabilities of the Plan to, or receive a transfer of assets and liabilities from, any other plan without the consent of any other Employer or other person, if such transfer is effected in accordance with applicable law and if such other plan meets the requirements of Code Sections 401(a) and 501(a), permits such transfer or the receipt of such transfer and, with respect to liabilities to be transferred from this Plan to such other plan, satisfies the requirements of Code Sections 411(d)(6) and 417. This Plan may not be merged or consolidated with any other plan, nor may any assets or liabilities of this Plan be transferred to any other plan, unless the terms of the merger, consolidation or transfer are such that each Participant in the Plan would, if the Plan were terminated immediately after such merger, consolidation or transfer, receive a pension having a value equal to or greater than the pension he would have been entitled to receive if this Plan had terminated immediately prior to the merger, consolidation or transfer.

11.6  Actuarial Equivalence

      Any determination of actuarial equivalence required by the provisions of this Plan, when not otherwise specified in the Plan, shall be made on the basis of the UP-1984 Table (reflecting a one year setback for Employees and a two year setback for Beneficiaries) with an annual interest rate of 6%.

11.7  Change of Vesting Schedule

      If the Plan's vesting schedule is amended or if the Plan is deemed amended by an automatic change to or from a Top-Heavy Plan vesting schedule (Section 13.3), each Participant with at least three years of Service with an Employer may elect, within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable pension computed under the Plan without regard to such amendment or change.

      The period during which the election may be made shall commence at the date the amendment is adopted or deemed to be made and shall end on the latest of:

      (a)   60 days after the amendment is adopted;

      (b)   60 days after the amendment becomes effective; or

      (c) 60 days after the Participant is issued written notice of the amendment by the Company.

      Notwithstanding the foregoing provisions of this Section 11.7, the vested interest of any Participant on the date such amendment is effective shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date of such change.

11.8  Controlled Group

      For purposes only of determining eligibility to participate in the Plan and eligibility for any pension (but not the amount thereof) under the Plan, all employment with an Employer or an Affiliate shall be deemed to be employment with an Employer in computing Hours of Service and Service.

11.9  Severability

      If any provision of this Plan is held to be invalid or unenforceable, such determination shall not affect the other provisions of this Plan. In such event, this Plan shall be construed and enforced as if such provision had not been included herein.

11.10 Employer Records

      The records of a Participant's Employer shall be presumed to be conclusive of the facts concerning his employment or non-employment, Service, Credited Service and Compensation unless shown beyond a reasonable doubt to be incorrect.

11.11 Application of Plan Provisions

      This Plan shall be binding on all Participants and their spouses and Beneficiaries and upon heirs, executors, administrators, successors, and assigns of all persons having an interest herein. The provisions of the Plan in no event shall be considered as giving any such person any legal or equitable right against the Company, an Employer or an Affiliate, any of its officers, employees, directors, or shareholders, or against the Trustee, except such rights as are specifically provided for in the Plan or hereafter created in accordance with the terms of the Plan.

11.12 Missing Participants.

      If a Participant who has left employment with the Company and Affiliates has failed to file an application for benefits within 120 days after attainment of his Normal Retirement Date, the Administrator shall treat the Participant's retirement benefit or vested Accrued Pension as forfeited; provided, however, that such Accrued Pension shall be reinstated retroactive to the commencement date set forth below upon the subsequent filing of a completed application with the Administrator and shall commence within ninety (90) days after such application is filed. For purposes of this Section 11.12, the commencement date shall be the later of:

      (a) sixty (60) days after the close of the Plan Year during which the Participant attained his Normal Retirement Date; and

      (b) sixty (60) days after the close of the Plan Year during which the Participant terminated employment with the Hospital or Affiliate.

11.13 IRC 414(u) Compliance Provision

      Notwithstanding any provision of the Plan to the contrary and effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with
      Section 414(u) of the Code.

                                   ARTICLE XII

                            AMENDMENT AND TERMINATION

12.1  Amendment and Termination of the Plan

      The Company hopes and expects to continue the Plan, but expressly reserves the right at any time and from time to time, without the consent of Participants,

      (a)   to reduce or discontinue payments to the Plan;

      (b)   to terminate the Plan;

      (c) to amend the Plan, retroactively or otherwise, in such manner as it may deem necessary or advisable in order to qualify the Plan and any trust established in conjunction therewith under the provisions of Sections 401(a) and 501(a) of the Code, or any similar Code provisions from time to time in effect;

      (d) to amend the Plan in any other respect, provided, however, that no such amendment shall forfeit or diminish the interest of any Participant in the Trust Fund to the extent that such interest has become vested in such Participant, except as may be permitted under the Code or ERISA.

      Any such amendment to or termination of this Plan shall be evidenced by an instrument executed on behalf of the Company by the President. Such instrument shall recite at which time the amendments contained therein shall become effective.

      Promptly after an amendment of this Plan shall have become effective, the Company shall cause a copy of such amendment to be filed with the Administrator and with the Trustee, and the Administrator shall take such steps as it may deem appropriate to reasonably communicate the amendment to Participants.

12.2  Administration of the Plan in Case of Termination

      Upon termination of the Plan, as determined by the Pension Benefit Guaranty Corporation, the assets of the Trust Fund shall be liquidated and distributed in accordance with Section 4044 of ERISA and applicable regulations issued thereunder. In the event of the termination of the Plan or a partial termination of the Plan, the rights of all affected Participants to Accrued Pensions determined as of the date of such termination or partial termination, to the extent funded, or as further adjusted by the Pension Benefit Guaranty Corporation as of such date, shall be nonforfeitable. Notwithstanding the foregoing, upon Plan termination, the benefit of any Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

      Upon termination of the Plan, after the satisfaction of all liabilities of the Plan to its Participants, Beneficiaries and surviving spouses, the Company shall receive any remaining amount resulting from any variations between actual requirements and actuarially expected requirements.

12.3  Internal Revenue Service Limitations

      (a)   Except in such cases where the circumstances described in subsection
            (b) apply, the annual payments under the Plan to any one (1) of the twenty-five (25) highest paid Highly Compensated Employees (and Highly Compensated former Employees), ranked by Test Compensation, shall not exceed the sum of:

            (i) those payments that would be made on behalf of such Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Pension and the Employee's Other Benefits (as defined in subsection (c) below) under the Plan; and

            (ii) those payments the Employee is entitled to receive under a social security supplement.

      (b)   The provisions of subsection (a) above shall not apply if:

            (i) after payment of all such benefits to an Employee described in subsection (a), the value of Plan assets equals or exceeds 110% of the value of current liabilities (as defined in Code
                  Section 412(l)(7) under the Plan;

            (ii) the value of all such benefits to an Employee described in subsection (a) above is less than one percent of the value of current liabilities under the Plan prior to the payment of all such benefits to such Employee; or

            (iii) the value of all such benefits to an Employee described in subsection (a) does not exceed $5,000 or such other amount as may be prescribed under Section 411(a)(11)(A) of the Code as the maximum amount that may be paid out without the Participant's consent.

      (c) For purposes of this Section 12.3, "Other Benefits" shall include any loan in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee and any death benefits not provided for by insurance on the Employee's life. "Other Benefits" for this purpose shall not include any social security supplements.

                                  ARTICLE XIII

                              TOP-HEAVY PROVISIONS

13.1  General

      Notwithstanding any provision of this Plan to the contrary, the provisions of this Article XIII shall apply with respect to any Plan Year provided the Plan is a Top-Heavy Plan (as defined in Section 13.2(c) below) for such Plan Year.

13.2  Definitions Relating to Top-Heavy Provisions

      For purposes of this Article XIII:

      (a) "Key Employee" means any Employee or former Employee (and the beneficiaries of such an Employee or former Employee) who, during the current Plan Year or any of the four preceding Plan Years, is:

            (i) an officer of an Employer having annual Test Compensation greater than 50 percent of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year; for purposes of this definition, no more than the lesser of (1) 50 Employees or (2) the greater of three Employees or 10% of the Employees shall be treated as officers;

            (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in an Employer if such individual's annual Test Compensation exceeds the dollar limitation under Section 415(c)(1)(A) of the Code;

            (iii) a five percent (5%) owner (or considered an owner under
                  Section 318 of the Code) who owns more than five percent (5%) of the outstanding stock of an Employer or who owns Employer stock possessing more than five percent (5%) of the total combined voting power of all stock of an Employer;

            (iv) a one percent (1%) owner (or considered an owner under Section 318 of the Code) who has annual Test Compensation from an Employer of $150,000 or more, and who owns more than one percent (1%) of the outstanding stock of an Employer or who owns Employer stock possessing more than one percent (1%) of the total combined voting power of all stock of an Employer.

      (b) "Determination Date" means, with respect to any Plan Year, the last day of the immediately preceding Plan Year.

      (c) "Top-Heavy Plan" means a plan where, as of the Determination Date, the present value of the cumulative accrued benefits (including any part of any accrued benefit distributed in the five-year period ending on the Determination Date) under the Plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits (including any part of any accrued benefit distributed in the five-year period ending on the Determination
            Date) under the Plan for all Employees.

            (i) If this Plan is in a Required Aggregation Group, each Plan of an Employer required to be in such group will be a Top-Heavy Plan if such group is a Top-Heavy Group.

            (ii) If this Plan is in a Permissive Aggregation Group which is not a Top-Heavy Group, no Plan of an Employer in such group will be a Top-Heavy Plan.

      (d)   "Required Aggregation Group" means:

            (i) each plan of an Employer in which a Key Employee is a participant, and

            (ii) each other plan of an Employer which enables a plan in which a Key Employee is a participant to meet the requirements of Internal Revenue Code Sections 401(a)(4) or 410. A terminated plan must be aggregated with other plans of an Employer if it was maintained within the five-year period ending on the Determination Date for the Plan Year in question and it would, but for the fact it terminated, be part of a required aggregation group for such Plan Year.

      (e) "Permissive Aggregation Group" means any plan of an Employer which is not part of the Required Aggregation Group, but is treated as if it were at the option of the Company, provided such group continues to meet the requirements of Internal Revenue Code Sections 401(a)(4) and 410.

      (f) "Top-Heavy Group" means any Required or Permissive Aggregation Group, if as of the Determination Date, the sum of the present value of cumulative accrued benefits for Key Employees under all defined benefit plans included in such Group and the aggregate of the accounts of Key Employees under all defined contribution plans included in such Group exceeds sixty percent (60%) of the similar sum determined for all Employees.

      (g) "Present Value of Accrued Benefits" shall be determined as of the most recent valuation date within a twelve-month period ending on the Determination Date, but for the purposes of determining whether this Plan is a Top-Heavy Plan, shall not include:

            (i)   any rollover contribution initiated by the Employee.

            (ii) any accrued benefit or account attributable to an Employee who is not a Key Employee, but who was a Key Employee in any prior Plan Year. To the extent that a Key Employee is deemed to be a Key Employee if he meets the definition of Key Employee within any of the four (4) preceding Plan Years, this provision shall apply following the end of such period of time.

            (iii) Any accrued benefit or account attributable to any individual who has not performed any services for an Employer at any time during the five-year period ending on the Determination Date.

            Solely for purposes of determining if the Plan is a Top Heavy Plan as described above, the Present Value of Accrued Benefits shall be determined by using the single accrual method which is used for all plans of the Company and of any Affiliate. If no such single method exists, benefits shall be determined as if they accrued not more rapidly than the lowest accrued rate permitted under Section 411(b)(1)(C) of the Code.

      (h)   "Valuation Date" means December 31.

      (i)   "Non-Key Employee" means any Employee who is not a Key Employee.

13.3  Top-Heavy Plan Vesting Requirements

      (a) For any Plan Year in which the Plan is a Top-Heavy Plan, the following vesting schedule will apply to benefits derived from Employer contributions. The nonforfeitable interest in a Participant's accrued benefit will be determined as follows:

                                             Nonforfeitable Percentage of
           Years of Service                        Accrued Benefit
           -----------------                 ----------------------------
           0 but less than 2                              0%
           2 but less than 3                             20%
           3 but less than 4                             40%
           4 but less than 5                             60%
               5 or more                                 100%

            This Section 13.3 does not apply to any Participant who does not have an Hour of Service after the Plan becomes a Top-Heavy Plan.

      (b) If the vesting schedule under the Plan shifts in or out of the above schedule due to determination of whether or not the Plan is a Top-Heavy Plan, such shift shall be an amendment to the vesting schedule and Section 11.7 shall apply.

13.4  Top-Heavy Plan Minimum Benefit Requirements

      (a) For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, each Non-Key Employee Participant who has completed a year of service will accrue a minimum annual benefit (derived from Employer contributions and expressed as a life annuity beginning at Normal Retirement Age and determined without regard to any Social Security contribution or benefit).

      (b)   Such accrual of a minimum annual benefit will be the lesser of:

            (i) Two percent (2%) of the Participant's highest average compensation for the five consecutive years during which the Participant had the greatest compensation from the Employer multiplied by the years of service as defined in (c) below, or

            (ii) Twenty percent (20%) times the Participant's highest average compensation for the five consecutive years during which the Participant had the greatest compensation from an Employer.

      (c)   (i)   For the purpose of the accrual of minimum annual benefit, year of service shall mean a year of Credited Service as defined in
                  Article IV, but will exclude years when the Plan was not a Top-Heavy Plan for any Plan Year ending during such year of Credited Service, as well as years of Credited Service in a Plan Year beginning before December 31, 1984. Notwithstanding the above, each Non-Key Employee Participant who has completed
                  1,000 Hours of Service in a year in which the Plan is a Top-Heavy Plan shall be entitled to the minimum annual benefit regardless of the level of such Non-Key Employee's compensation.

            (ii) The compensation required to be taken into account for purposes of this Section 13.4 is the compensation described in
                  Section 10.1(a)(i) of the Plan; provided, however, that compensation shall not exceed the adjusted annual limitation in effect for the given year (as set forth in Section 2.11) and compensation in years which end in a Plan Year beginning before December 31, 1984 and compensation in years after the close of the last Plan Year in which the Plan is a Top-Heavy Plan shall be disregarded.

      (d) Notwithstanding any other provision of the Plan, an Employee shall be a Participant for the purposes of this Section 13.4, and a Participant shall be entitled to an accrual under this Section 13.4, even if he would not otherwise be entitled to receive an accrual or would have received a lesser accrual for the year because the Non-Key Employee Participant is not employed on a specified date.

      (e) If the annual retirement pension payable under the Plan to a Participant who has accrued a minimum annual benefit under this
            Article XIII commences at a date other than at Normal Retirement Age, such Participant shall receive at least an amount that is the actuarial equivalent of the minimum annual benefit commencing at Normal Retirement Age as provided under this Section 13.4 using a five percent (5%) interest rate assumption for such determination. If the annual retirement pension payable to a Participant who has accrued a minimum annual benefit under this Article XIII is in a form other than a single life annuity, such Participant shall receive an amount that is not less than the minimum annual benefit as otherwise provided in this Section 13.4 adjusted to be the actuarial equivalent of a single life annuity commencing at the same age using the provisions of Section 11.6 of the Plan for such determination.

      (f) In the case of Employees covered under both this Plan and any other plan maintained by an Employer, this Plan will provide the top heavy minimum benefit which shall be offset by the benefit, if any, provided under such other plans.

13.5  Required Adjustments

      In any year which begins before January 1, 2000 and in which the Plan is determined to be a Top-Heavy Plan, either (a) or (b) below must apply.

      (a) The defined benefit plan fraction of Section 10.2(b)(i) of the Plan and the defined contribution plan fraction of Section 10.2(b)(ii) of the Plan shall be applied by substituting 1.0 for 1.25, OR

      (b)   (i)   This paragraph may apply if this is determined to be a
                  Top-Heavy Plan, but would not be a Top-Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in
                  Section 13.2(c) of this Plan, and

            (ii) The following modifications to Section 13.4, Minimum Benefit Requirements, are adopted:

                  In Section 13.4(b)(i): use 3% instead of 2%, and in Section 13.4(b)(ii): increase 20% by one percentage point for each year (up to 10) for which the Plan was considered under this
                  Section 13.5.

13.6  Limited Application of this Article.

      The sole purpose of this Article is to comply with Section 416 of the Code and the terms of this Article shall be interpreted, applied, and if and to the extent necessary, shall be deemed modified so as to satisfy solely the minimum requirements of Section 416 of the Code and the regulations promulgated with respect thereto.

                                   ARTICLE XIV

                                  JURISDICTION

14.1  Jurisdiction

      The provisions of the Plan shall be construed in accordance with ERISA, the Code, and, where not superseded by ERISA, the laws of the Commonwealth of Pennsylvania.

Executed at Erie, Pennsylvania, this 10th day of December, 2001.



                                                   ERIE INDEMNITY COMPANY



                                                   By: /s/ Stephen A. Milne
                                                       ---------------------
                                                           President